UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04973

Exact name of registrant as specified in charter:	Voyageur Insured Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2019

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Delaware Capital Management Advisers, Inc., Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2019, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds	September 10, 2019

Performance preview (for the year ended August 31, 2019)
Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+7.78%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+7.51%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Other States Municipal Debt Funds Average	1-year return	+7.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+8.25%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+7.99%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper California Municipal Debt Funds Average	1-year return	+8.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 13.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in California. Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+7.74%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+7.48%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Other States Municipal Debt Funds Average	1-year return	+7.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 17.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+7.46%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+7.19%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Other States Municipal Debt Funds Average	1-year return	+7.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 21.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+8.17%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+8.00%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper New York Municipal Debt Funds Average	1-year return	+8.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 25.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in New York.

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+8.12%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+7.72%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+8.72%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+7.86%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 29.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in Pennsylvania.

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Economic backdrop

Throughout the fiscal year ended Aug. 31, 2019, the US economy grew, albeit at a moderating pace, reflecting mounting concerns about trade conflict with China. In the third quarter of 2018, US gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.9%, down from the previous quarter. Growth slowed to 1.1% in the final three months of 2018 before bouncing back to 3.1% in the first quarter of 2019. In the second quarter of 2019, the country’s GDP rose an estimated 2.0%.

Against this backdrop of economic expansion, job growth also remained strong. In August 2019, the US unemployment rate stood at 3.7%, matching its level one year earlier and close to the nearly 50-year low of 3.6% achieved in both April and May 2019.

When the fiscal year began in September 2018, the US Federal Reserve continued to raise its short-term target interest rate, maintaining a cycle that had been in place since 2015. In September and again in December 2018, the Fed lifted the federal funds rate by 0.25 percentage points. As data mounted suggesting a slowing US economy, however, the Fed adjusted its policy direction – initially, by no longer raising rates and then, in June 2019, reversing its rate increase from December. By the end of the Funds’ fiscal year on Aug. 31, 2019, the federal funds rate was within a range of 2.00% to 2.25%. Investors widely anticipated that the Fed would enact further rate cuts at its meetings later in 2019.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Uncertainty about trade policy led to uncertainty about future global growth, encouraging global central banks to implement increasingly stimulative economic policies. This led to a highly favorable backdrop for municipal debt, particularly as the Funds’ fiscal year progressed. The US municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 8.72% for the 12 months ended Aug. 31, 2019.

As rates on longer-term bonds fell more than those on shorter-term issues, the municipal yield curve flattened. The largest yield declines came from the “belly” of the municipal yield curve, while the strongest overall performance came from the 20-year (17-22 years) and the long bond (22+ years) segments of the curve. Meanwhile, credit spreads tightened, indicating that investors were willing to accept somewhat less yield in exchange for assuming credit risk in an environment of generally healthy credit fundamentals.

Lower-rated bonds generally outperformed their higher-rated counterparts, while bonds with longer maturities tended to outpace those with shorter maturities. The following tables highlight these performance trends for the Funds’ fiscal year ended Aug. 31, 2019:

Returns by credit rating
AAA	8.17%
AA	8.37%
A	9.20%
BBB	10.48%
Returns by maturity
1 year	2.65%
5 years	6.34%
10 years	9.48%
22+ years	11.14%

Source: Bloomberg.

Economic backdrop in the states

Arizona’s economy continues to recover from the last recession, with growth in the construction and manufacturing sectors. The state’s nonfarm employment increased by 2.5% from the previous year and totaled 2.93 million in July 2019. The

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

unemployment rate has remained high compared with the national average (3.7%) and was 4.9% in July 2019. Per capita personal income is 15% below the national average. General Fund revenues totaled $11.2 billion in fiscal year 2019, 11.2% higher than the previous fiscal year and 3.1% above the forecast. Sales and use tax receipts increased 6.5%, income tax collections rose 10.2%, and corporate tax receipts grew by 37.9% during fiscal year 2019. The General Fund operating balance grew to $3.6 billion in fiscal year 2019 and the Budget Stabilization Fund increased to $811 million as of July 2019. The state legislature enacted a $11.9 billion General Fund budget for fiscal year 2020, up 11.0% from the prior fiscal year. Spending for education and for health and human services are budgeted to increase by 6.9% and 10.9%, respectively. (Sources: bls.gov, bea.gov, ncsl.org, Arizona Office of Strategic Planning Budgeting, Arizona Joint Legislative Budget Committee.)

California benefits from a large and highly diverse economy, with real GDP of $2.9 trillion, which ranks it as the fifth largest economy in the world. Nonfarm employment grew by 1.8% year over year and totaled 17.47 million in July 2019. The unemployment rate remained level at 4.2% in July 2019, weaker than the national average of 3.7%. The state’s per capita income remained strong at 6% above the national average. General Fund revenues rose by 6.5% year over year and totaled $144.8 billion in fiscal year 2019. Personal income taxes totaled $99.0 billion in fiscal year 2019, 0.5% above forecasts. Sales and use tax collections totaled $27.1 billion in fiscal year 2019, 0.6% above forecasts. Corporate tax collections totaled $13.8 billion in fiscal year 2019, 1.3% above estimates. California finished fiscal year 2019 with a $6.8 billion General Fund balance and a $14.4 billion Budget Stabilization Fund. The state legislature enacted a General Fund budget of $147.8 billion for fiscal year 2020, a 3.6% year-over-year increase. General Fund revenues are expected to increase by 3.1% and total $146.0 billion in fiscal year 2020, with personal income taxes rising 4.2%, sales and use collections increasing 4.4%, and corporate tax receipts decreasing 4.7%. The state is expected to end fiscal year 2020 with a General Fund balance of $2.8 billion and a Budget Stabilization Fund of $16.5 billion. (Sources: bls.gov, bea.gov, ncsl.org, ebudget.ca.gov.)

Colorado has a large, diverse, and growing economy, with per capita income levels 3% above the national average. The state’s nonfarm employment increased by 1.9% year over year and totaled 2.78 million as of July 2019. The unemployment rate in July 2019 was 2.9%, much lower than the national average of 3.7%. General Fund revenues are estimated to be $12.6 billion in fiscal year 2019, a projected 7.1% above the prior fiscal year. Individual income tax receipts are expected to grow 8.3%, while sales taxes and corporate tax collections are expected to rise by 4.7% and 23.3%, respectively. The General Fund reserve for fiscal year 2019 is projected to be $439 million above its statutory requirement of 7.25% of appropriations. The fiscal year 2020 General Fund budget totals $12.2 million, a 6.8% increase from fiscal year 2019. Income taxes are expected to increase 6.7%, sales tax collections are projected to grow 5.1%, and corporate tax collections are expected to decrease 1.7%. The General Fund reserve for fiscal year 2020 is projected to be $275 million above the required reserve. (Sources: bls.gov, bea.gov, ncsl.org, Colorado Office of State Planning and Budgeting, Colorado Joint Budget Committee.)

Idaho’s economy has experienced a slower recovery since the last recession and growth continues to be concentrated in the technology and agriculture sectors. Nonfarm employment totaled 756,500 in July 2019, a 2.8% increase from the prior year. The state’s unemployment rate was 2.9%, lower than the national average of 3.7%. Per capita income levels have remained weak at 18% below the national average during the most recent measurement period. The state’s General Fund revenues totaled $3.7 billion, 0.4% below the forecast and in line with the prior fiscal year. Individual income tax revenue finished fiscal year 2019 at 6.4% below the forecast, while corporate income tax receipts and sales tax collections outperformed forecasts by 26.9% and 1.4%, respectively. The state legislature enacted a General Fund budget of $3.9 billion, a 7.1% increase from the prior fiscal year. General fund revenues are forecasted to increase by 5.2% in fiscal year 2019 and total $3.9 billion. (Sources: bls.gov, bea.gov, ncsl.org, Idaho Division of Financial Management.)

New York has a large and diverse economy that is anchored by New York City. Nonfarm employment grew by 1.0% year over year and totaled 9.78 million in July 2019. The unemployment rate was 4.0% in July 2019, slightly higher than the national average of 3.7%. Per capita income levels were 15% above the national average. General Fund tax receipts totaled $70.5 billion in fiscal year 2019, down 1.3% from the prior fiscal year and in line with the updated projections. Personal income taxes totaled $43.0 billion in fiscal year 2019, in line with the updated financial projections. Sales tax revenue totaled $13.4 billion in fiscal year 2019, 0.5% below projections. Corporate taxes totaled $5.9 billion during fiscal year 2019, 1.7% above projections. General Fund expenditures totaled $72.8 billion in fiscal year 2019, 1.1% below the revised forecast. The state finished fiscal year 2019 with a General Fund balance of $7.2 billion, down from $9.4 billion in fiscal year 2018. New York’s Legislature enacted a General Fund budget of $77.9 billion, a 1.7% increase from the prior fiscal year’s budget. Through the first four months of fiscal year 2020, General Fund revenues totaled $29.0 billion, 1.6% above projections. During the same period, General Fund expenditures totaled $29.6 billion, in line with projections. (Sources:

bls.gov, bea.gov, ncsl.org, New York Division of the Budget, Office of the New York State Comptroller.)

Pennsylvania’s large, diverse economy is anchored by the healthcare and higher education sectors. Nonfarm employment increased by 0.5% year over year and totaled 6.04 million in July 2019. The unemployment rate of 3.9% in July 2019 was slightly above the national average of 3.7%. However, per capita income was 1% above the national average. Pennsylvania finished fiscal year 2019 with General Fund tax collections totaling $34.9 billion, 0.9% above the prior fiscal year. Sales tax receipts and corporate tax collections beat budget projections by 3.2% and 12.9%, respectively, while personal income tax collections were off by 0.6%. The commonwealth made a $317 million deposit into the Budget Stabilization Reserve Fund, following a $22 million deposit during the prior year. The enacted budget for fiscal year 2020 totaled $34.0 billion, a 1.8% increase from fiscal year 2019, and includes increases to education and criminal justice appropriations. (Sources: bls.gov, bea.gov, ncsl.org, Pennsylvania Office of the Budget, Pennsylvania Department of Revenue.)

Focused on credit research

For all six of the Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach. This means we select bonds for the Funds on an issuer-by-issuer basis, rather than based on our top-down view of interest rates or economic and market conditions. And we rely on diligent credit research to identify securities we believe offer the Funds’ shareholders a favorable trade-off between risk and reward.

Given this process, the Funds tend to have relatively low allocations to bonds with high credit ratings and greater exposure to securities with

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

lower-investment-grade or below-investment-grade credit ratings. By focusing on higher yielding bonds with solid underlying credit quality, we believe we can potentially add value for the Funds’ shareholders.

At fiscal year end on Aug. 31, 2019, roughly 40% of the net assets of Delaware Tax-Free Arizona Fund was invested in bonds with lower-investment-grade credit ratings (A and BBB). Approximately 47% of the net assets of Delaware Tax-Free California Fund was invested in these same credit tiers, while Delaware Tax-Free Colorado Fund’s holdings in lower-investment-grade bonds totaled about 43% of net assets. Meanwhile, Delaware Tax-Free Idaho Fund’s exposure to bonds rated A and BBB was roughly 31% of the portfolio, compared with about 48% and 40%, respectively, for Delaware Tax-Free New York Fund and Delaware Tax-Free Pennsylvania Fund.

All these Funds also maintained allocations to high yield municipal bonds, securities with credit ratings below BBB. By prospectus, the Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold in all six Funds throughout the fiscal year. Whenever we invest in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer the Funds’ shareholders a favorable risk-reward balance.

Portfolio positioning

Throughout the fiscal year, our main objective was to maintain the Funds’ existing credit positioning as best we could. Our challenge was that when interest rates fell, the Funds experienced naturally shortening durations, as various longtime portfolio holdings approached their maturity or call dates.

Because our management approach entails keeping the Funds’ duration (that is, interest-rate sensitivity) relatively neutral compared with peer funds – a reflection of our view that we can more effectively add value through credit selection than by trying to anticipate the direction of interest rate movements – we needed to take proactive steps to maintain that neutral stance in a falling interest rate environment.

When possible, new bond purchases focused on longer-duration bonds, including bonds with longer call dates. We often emphasized areas of the market in which bond issues tend to be noncallable, such as the prepaid gas sector. Proceeds for new purchases came from investment inflows as well as those of bond maturities and calls. Using the proceeds from the sale of certain shorter-duration holdings also helped us keep the Funds neutrally positioned in an environment of falling interest rates, while maintaining the credit-oriented investment approach we regularly follow.

Although we believe we were generally successful in accomplishing our objectives, our ability to do so varied depending on the municipal bond market in each state. In relatively large markets with substantial new issuance, such as California or New York, we found it relatively straightforward. In smaller state markets, however, it was sometimes more of a challenge to maintain a sufficiently long duration. In those cases, we took advantage of the opportunities that were available, while continuing to seek out bonds that would enable us to maintain our management objectives.

Individual performance contributors

As noted, longer-maturity bonds tended to outperform shorter-maturity bonds for the fiscal year, while lower-quality issues generally outperformed their higher-rated counterparts. Such trends are evident as we highlight some of the Funds’ strongest- and weakest-performing securities over the 12 months.

In Delaware Tax-Free Arizona Fund, for example, prepaid gas bonds of Salt Verde Financial Corp. were notably strong performers, returning more than 21% for the Fund. In a market environment favoring lower-rated securities, these bonds benefited from their lower-investment-grade credit rating of BBB+. Their lack of a call date – common in the prepaid gas sector – also helped lift their performance. Bonds of the American Charter Schools Foundation (+15%) also contributed to performance. These securities’ below-investment-grade credit rating of BB+, coupled with their relatively high coupon and long maturity date were desirable characteristics.

Another strong-performing prepaid gas issue helped lift the performance of Delaware Tax-Free California Fund. These bonds, issued by M-S-R Energy Authority, returned close to 19% for the Fund. As with the Salt Verde bonds, these securities were noncallable, while they also benefited from their lower-investment-grade rating and longer maturity date. Charter school bonds for Bella Mente Montessori Academy in Vista, Calif. also added value. Lower credit ratings and longer maturity dates were behind these securities’ 15% total return for the fiscal year.

In Delaware Tax-Free Colorado Fund, a prepaid gas bond issue again contributed to performance. Noncallable securities of Public Authority for Colorado Energy were rated A- by Standard & Poor’s, featured a 2038 maturity date and a 6.5% coupon, and returned more than 18% for the Fund. Denver airport system revenue bonds also outperformed. This debt, maturing in 2048, experienced significant spread tightening during the period and returned more than 15%.

In Delaware Tax-Free Idaho Fund, the strongest individual performers were zero-coupon, long-maturity Idaho North Star Charter School bonds, returning 49% for the Fund. These nonrated bonds benefited from their high durations. Another Idaho charter school issue, Compass Public Charter School, gained 16% during the fiscal year.

The leading individual performer in Delaware Tax-Free New York Fund was an issue of the Brighter Choice charter school in Albany, which benefited from a below-investment-grade credit rating and relatively longer duration. Similarly, an allocation to Montefiore Medical Center hospital bonds also performed well in light of their lower credit quality and longer duration characteristics. Both issues returned 16% for the Fund.

In Delaware Tax-Free Pennsylvania Fund, the Fund’s strongest individual performer was a position in corporate-backed tax-exempt industrial development revenue bonds for Procter & Gamble (+15%). Bonds of Avon Grove Charter School in West Grove, Pa., also returned 15%, as these securities benefited from their long maturity date of 2051 and lower-investment-grade credit rating.

Individual performance detractors

Not surprisingly, many of the weakest individual performers across all six portfolios were bonds with short call or maturity dates, high credit quality, or both. In Delaware Tax-Free Arizona Fund, for example, the lowest-returning holdings were issues of the City of Phoenix Civic Improvement Corporation and Kirksville College of Osteopathic Medicine. Both bonds returned slightly more than 2% over the past 12 months, primarily reflecting their shorter call dates.

Similarly, in Delaware Tax-Free California Fund, shorter-call state general obligation bonds returned less than 2% for the fiscal year, well below the performance of the benchmark. In addition, a position in California tobacco securitization bonds, which declined more than 3%, was a relative underperformer for the Fund’s fiscal year, as tobacco debt lagged, particularly in the first half of the fiscal year, due to weakening industry trends.

For Delaware Tax-Free Colorado Fund, the weakest individual performers included Denver airport system revenue bonds, which returned just +2% as the securities were refunded to a short call date. Sisters of Charity of Leavenworth Health System hospitals also returned 2%, reflecting their relatively short maturities and high credit ratings.

Portfolio management review

Delaware Funds® by Macquarie state tax-free funds

Meanwhile, in Delaware Tax-Free Idaho Fund and Delaware Tax-Free New York Fund, near-term call dates helped explain the subdued returns of the weakest individual performers. In Delaware Tax-Free Idaho Fund, these underperformers included St. Luke’s Health System bonds and University of Idaho higher education bonds. In New York, bonds issued by the One Bryant Park office tower in Manhattan and New York City Health and Hospitals Corp. bonds lagged the benchmark. All these securities returned in the 2% range.

In Delaware Tax-Free Pennsylvania Fund, the biggest individual underperformers were short-duration pre-refunded bonds of Tower Health Obligated Group and Einstein Medical Center in Montgomery County. In both cases, the bonds returned 2%, hampered by their limited duration in a falling interest rate environment and, in the case of the Tower Health bonds, their relatively high credit quality.

Performance summaries

Delaware Tax-Free Arizona Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+7.51%	+3.73%	+4.33%	+5.24%
Including sales charge	+2.67%	+2.78%	+3.86%	+5.07%
Class C (Est. May 26, 1994)
Excluding sales charge	+6.70%	+2.96%	+3.55%	+4.06%
Including sales charge	+5.70%	+2.96%	+3.55%	+4.06%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.78%	+3.99%	n/a	+5.17%
Including sales charge	+7.78%	+3.99%	n/a	+5.17%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the

Performance summaries

Delaware Tax-Free Arizona Fund

bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,601

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free Arizona Fund — Institutional Class shares	$10,000	$13,304
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free Arizona Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 12.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+7.99%	+4.16%	+5.49%	+5.49%
Including sales charge	+3.16%	+3.20%	+5.01%	+5.29%
Class C (Est. April 9, 1996)
Excluding sales charge	+7.26%	+3.39%	+4.71%	+4.64%
Including sales charge	+6.26%	+3.39%	+4.71%	+4.64%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.25%	+4.41%	n/a	+5.67%
Including sales charge	+8.25%	+4.41%	n/a	+5.67%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free California Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.02%	1.77%	0.77%
Net expenses (including fee waivers, if any)	0.82%	1.57%	0.57%
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free California Fund — Class A shares	$9,550	$16,299
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$13,665
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free California Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 13 through 16.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+7.48%	+3.79%	+4.57%	+5.68%
Including sales charge	+2.64%	+2.84%	+4.08%	+5.53%
Class C (Est. May 6, 1994)
Excluding sales charge	+6.67%	+3.01%	+3.78%	+4.14%
Including sales charge	+5.67%	+3.01%	+3.78%	+4.14%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.74%	+4.05%	n/a	+5.30%
Including sales charge	+7.74%	+4.05%	n/a	+5.30%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free Colorado Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,922

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free Colorado Fund — Institutional Class shares	$10,000	$13,399
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free Colorado Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 17 through 20.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+7.19%	+3.29%	+3.54%	+4.81%
Including sales charge	+2.35%	+2.35%	+3.06%	+4.62%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+6.40%	+2.52%	+2.76%	+4.00%
Including sales charge	+5.40%	+2.52%	+2.76%	+4.00%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.46%	+3.53%	n/a	+4.40%
Including sales charge	+7.46%	+3.53%	n/a	+4.40%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free Idaho Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.61% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.01%	1.76%	0.76%
(without fee waivers)
Net expenses	0.86%	1.61%	0.61%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,520

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977
Delaware Tax-Free Idaho Fund — Institutional Class shares	$10,000	$12,764

Performance summaries

Delaware Tax-Free Idaho Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 24.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+8.00%	+3.87%	+4.75%	+5.58%
Including sales charge	+3.17%	+2.92%	+4.28%	+5.42%
Class C (Est. April 26, 1995)
Excluding sales charge	+7.20%	+3.08%	+3.98%	+4.01%
Including sales charge	+6.20%	+3.08%	+3.98%	+4.01%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.17%	+4.11%	n/a	+5.32%
Including sales charge	+8.17%	+4.11%	n/a	+5.32%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to

Performance summaries

Delaware Tax-Free New York Fund

reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.08%	1.83%	0.83%
(without fee waivers)
Net expenses	0.80%	1.55%	0.55%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free New York Fund — Class A shares	$9,550	$15,199

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free New York Fund — Institutional Class shares	$10,000	$13,417
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

Performance summaries

Delaware Tax-Free New York Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 25 through 28.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2019

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+7.72%	+3.80%	+4.66%	+5.52%
Including sales charge	+2.92%	+2.86%	+4.17%	+5.41%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+6.91%	+3.01%	+3.86%	+3.73%
Including sales charge	+5.91%	+3.01%	+3.86%	+3.73%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+8.12%	+4.05%	n/a	+5.22%
Including sales charge	+8.12%	+4.05%	n/a	+5.22%
Bloomberg Barclays Municipal Bond Index	+8.72%	+3.85%	+4.62%	+4.71%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The

Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred

Performance summaries

Delaware Tax-Free Pennsylvania Fund

sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2018 to Aug. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.93%	1.69%	0.69%
(without fee waivers)
Net expenses	0.83%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**For the period Sept. 1, 2018 to Dec. 27, 2018, the waiver was set at 0.64% of the Fund’s average daily net assets. The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2009 through Aug. 31, 2019

For period beginning Aug. 31, 2009 through Aug. 31, 2019	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$15,703
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$15,050

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2019

For period beginning Dec. 31, 2013 through Aug. 31, 2019	Starting value	Ending value
Delaware Tax-Free Pennsylvania Fund — Institutional Class shares	$10,000	$13,344
Bloomberg Barclays Municipal Bond Index	$10,000	$12,977

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2009, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2009.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 31. Please note additional details on pages 29 through 33.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2019 to Aug. 31, 2019.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,061.30	0.84%	$4.36
Class C	1,000.00	1,057.10	1.59%	8.24
Institutional Class	1,000.00	1,062.60	0.59%	3.07

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,069.90	0.82%	$4.28
Class C	1,000.00	1,066.70	1.57%	8.18
Institutional Class	1,000.00	1,071.20	0.57%	2.98

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.07	0.82%	$4.18
Class C	1,000.00	1,017.29	1.57%	7.98
Institutional Class	1,000.00	1,022.33	0.57%	2.91

Disclosure of Fund expenses

For the six-month period from March 1, 2019 to August 31, 2019 (Unaudited)

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,058.80	0.84%	$4.36
Class C	1,000.00	1,054.70	1.59%	8.23
Institutional Class	1,000.00	1,060.10	0.59%	3.06

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,055.20	0.86%	$4.45
Class C	1,000.00	1,051.30	1.61%	8.32
Institutional Class	1,000.00	1,056.50	0.61%	3.16

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.87	0.86%	$4.38
Class C	1,000.00	1,017.09	1.61%	8.19
Institutional Class	1,000.00	1,022.13	0.61%	3.11

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,064.00	0.80%	$4.16
Class C	1,000.00	1,060.10	1.55%	8.05
Institutional Class	1,000.00	1,065.30	0.55%	2.86

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class C	1,000.00	1,017.39	1.55%	7.88
Institutional Class	1,000.00	1,022.43	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Annualized Expense Ratio	Expenses Paid During Period 3/1/19 to 8/31/19*

Actual Fund return†
Class A	$1,000.00	$1,063.30	0.84%	$4.37
Class C	1,000.00	1,059.20	1.60%	8.30
Institutional Class	1,000.00	1,065.90	0.60%	3.12

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

*

“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector /state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.01%
Corporate Revenue Bonds	9.38%
Education Revenue Bonds	31.86%
Electric Revenue Bonds	6.66%
Healthcare Revenue Bonds	17.90%
Lease Revenue Bonds	3.00%
Local General Obligation Bonds	3.90%
Pre-Refunded Bonds	4.04%
Special Tax Revenue Bonds	10.61%
Transportation Revenue Bonds	5.27%
Water & Sewer Revenue Bonds	6.39%
Short-Term Investment	0.25%
Total Value of Securities	99.26%
Receivables and Other Assets Net of Liabilities	0.74%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Arizona	89.88%
Guam	2.04%
Puerto Rico	7.34%
Total Value of Securities	99.26%

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	101.17%
Corporate Revenue Bonds	3.97%
Education Revenue Bonds	27.83%
Electric Revenue Bonds	0.43%
Healthcare Revenue Bonds	19.53%
Housing Revenue Bonds	4.34%
Lease Revenue Bonds	8.16%
Local General Obligation Bonds	3.45%
Pre-Refunded Bonds	6.04%
Resource Recovery Revenue Bond	1.02%
Special Tax Revenue Bonds	5.84%
State General Obligation Bonds	5.92%
Transportation Revenue Bonds	14.64%
Short-Term Investment	0.71%
Total Value of Securities	101.88%
Liabilities Net of Receivables and Other Assets	(1.88%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
California	97.40%
Puerto Rico	4.48%
Total Value of Securities	101.88%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	102.18%
Corporate Revenue Bonds	1.45%
Education Revenue Bonds	12.30%
Electric Revenue Bonds	2.84%
Healthcare Revenue Bonds	27.82%
Housing Revenue Bonds	0.09%
Lease Revenue Bonds	3.17%
Local General Obligation Bonds	10.68%
Pre-Refunded Bonds	9.09%
Special Tax Revenue Bonds	21.92%
Transportation Revenue Bonds	11.83%
Water & Sewer Revenue Bonds	0.99%
Short-Term Investments	1.01%
Total Value of Securities	103.19%
Liabilities Net of Receivables and Other Assets	(3.19%)
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	95.45%
Guam	1.76%
Puerto Rico	5.50%
US Virgin Islands	0.48%
Total	103.19%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.24%
Corporate Revenue Bonds	3.21%
Education Revenue Bonds	16.28%
Electric Revenue Bonds	3.79%
Healthcare Revenue Bonds	11.87%
Housing Revenue Bonds	3.98%
Lease Revenue Bonds	8.15%
Local General Obligation Bonds	25.00%
Pre-Refunded Bonds	2.49%
Special Tax Revenue Bonds	18.94%
Transportation Revenue Bonds	3.20%
Water & Sewer Revenue Bonds	1.33%
Short-Term Investments	0.32%
Total Value of Securities	98.56%
Receivables and Other Assets Net of Liabilities	1.44%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	5.17%
Idaho	84.94%
Puerto Rico	6.91%
US Virgin Islands	1.54%
Total	98.56%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.81%
Corporate Revenue Bonds	7.30%
Education Revenue Bonds	20.50%
Electric Revenue Bonds	4.34%
Healthcare Revenue Bonds.	13.51%
Lease Revenue Bonds	7.04%
Local General Obligation Bonds.	3.60%
Pre-Refunded Bonds	7.34%
Resource Recovery Revenue Bond	1.80%
Special Tax Revenue Bonds	17.76%
State General Obligation Bond	0.56%
Transportation Revenue Bonds	10.48%
Water & Sewer Revenue Bonds	4.58%
Short-Term Investment	0.67%
Total Value of Securities	99.48%
Receivables and Other Assets Net of Liabilities	0.52%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Guam	0.28%
New York	93.81%
Puerto Rico	5.39%
Total Value of Securities	99.48%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.60%
Corporate Revenue Bonds	6.94%
Education Revenue Bonds	14.45%
Electric Revenue Bonds	0.42%
Healthcare Revenue Bonds	31.06%
Housing Revenue Bond	0.46%
Lease Revenue Bonds	1.40%
Local General Obligation Bonds	8.59%
Pre-Refunded/Escrowed to Maturity Bonds	11.71%
Special Tax Revenue Bonds	8.51%
State General Obligation Bond	3.32%
Transportation Revenue Bonds	8.16%
Water & Sewer Revenue Bonds	4.58%
Short-Term Investment	0.36%
Total Value of Securities	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the US as follows:
State / territory	Percentage of net assets
Pennsylvania	95.83%
Puerto Rico	4.13%
Total Value of Securities	99.96%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 99.01%

Corporate Revenue Bonds – 9.38%
Chandler Industrial Development Authority Revenue
(Intel Corporation Project) 2.70% 12/1/37 (AMT) ●	1,000,000	$1,045,330
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	1,542,330
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,073,980
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	2,000,000	2,774,780

		7,436,420

Education Revenue Bonds – 31.86%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,517,820
Arizona Industrial Development Authority Revenue
(Academies of Math & Science Projects) Series A 5.00% 7/1/51	1,000,000	1,158,500
(ACCEL Schools Project) Series A 144A 5.25% 8/1/48 #	350,000	377,331
(American Charter Schools Foundation Project)
144A 6.00% 7/1/47 #	400,000	459,056
(Equitable School Revolving Fund) Series A 4.00% 11/1/49	1,600,000	1,770,608
(Pincrest Academy of Nevada-Horizon, Inspirada and St.
Rose Campus Projects) Series A 144A 5.75% 7/15/48 #	250,000	282,745
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,002,370
Arizona State University System Revenue
(Green Bonds) Series A 5.00% 7/1/43	1,000,000	1,274,820
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	703,263
5.125% 5/15/40	1,305,000	1,336,555
Maricopa County Industrial Development Authority Revenue
(GreatHearts Arizona Projects) Series A 5.00% 7/1/52	725,000	856,145
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	886,971
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	1,000,000	1,228,520

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Northern Arizona University
5.00% 6/1/36	475,000	$502,208
5.00% 6/1/41	1,240,000	1,309,056
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	500,000	546,075
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,312,850
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	517,395
(Great Hearts Academic Project) 5.00% 7/1/46	1,000,000	1,109,350
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,147,240
Pima County Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	100,000	103,480
144A 5.00% 6/15/52 #	90,000	93,011
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	1,003,380
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	748,193
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A
5.00% 7/15/27 (AMBAC)	980,000	981,803
University of Arizona Board of Regents
Series A 4.00% 6/1/44	475,000	544,953
Series A 5.00% 6/1/38	1,000,000	1,114,080
Unrefunded Balance Series A 5.00% 6/1/25	335,000	368,879

		25,256,657

Electric Revenue Bonds – 6.66%
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	170,000	136,425
Series WW 5.00% 7/1/28 ‡	245,000	196,000
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 1/1/39	3,000,000	3,771,510
Series A 5.00% 12/1/45	1,000,000	1,176,180

		5,280,115

Healthcare Revenue Bonds – 17.90%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health) Series A 5.00% 1/1/43	500,000	538,235
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,074,948
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,143,030

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project First Tier) Series A 5.00% 1/1/54	145,000	$165,528
(Great Lakes Senior Living Communities LLC Project Second Tier)
Series B 5.00% 1/1/49	55,000	61,683
Series B 5.125% 1/1/54	65,000	73,308
(Great Lakes Senior Living Communities LLC Project Third Tier) Series C 144A 5.00% 1/1/49 #	500,000	528,190
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project) 5.00% 11/15/36	270,000	290,045
Maricopa County Industrial Development Authority Health Facilities Revenue
(Banner Health)
Series A 4.00% 1/1/41	1,000,000	1,125,800
Series A 4.00% 1/1/44	1,500,000	1,706,550
Maricopa County Industrial Development Authority Senior Living Facility Revenue
(Christian Care Surprise Project) 144A 6.00% 1/1/48 #	405,000	431,086
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project)
Series A 6.00% 7/1/33	790,000	832,147
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,275,012
(Mirabella at ASU Project) Series A 144A 6.125% 10/1/52 #	250,000	287,273
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) 4.00% 8/1/43	1,500,000	1,678,275
Series A 5.25% 8/1/33	2,000,000	2,289,000
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	341,049
Series A 5.25% 8/1/32	300,000	350,658

		14,191,817

Lease Revenue Bonds – 3.00%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,002,720

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
Arizona Sports & Tourism Authority Senior Revenue
(Multipurpose Stadium Facility) Series A 5.00% 7/1/36	350,000	$372,855
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,002,970

		2,378,545

Local General Obligation Bonds – 3.90%
Maricopa County High School District No. 214 Tolleson Union High School
(School Improvement Project) Series B 4.00% 7/1/37	1,300,000	1,498,484
Maricopa County School District No. 3 Tempe Elementary
(School Improvement Project) Series B 5.00% 7/1/30	560,000	726,942
Maricopa County Unified School District No. 95 Queen Creek
(School Improvement) 4.00% 7/1/35	500,000	579,860
Pinal County Community College District
4.00% 7/1/31	250,000	285,195

		3,090,481

Pre-Refunded Bonds – 4.04%
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33-20 §	1,250,000	1,292,887
Phoenix Industrial Development Authority
(Great Hearts Academic Project)
6.30% 7/1/42-21 §	500,000	546,745
6.40% 7/1/47-21 §	500,000	547,645
Pinal County Electric District No. 3
Series A 5.25% 7/1/41-21 §	750,000	806,640
University of Arizona Board of Regents
Series A 5.00% 6/1/25-22 §	10,000	11,076

		3,204,993

Special Tax Revenue Bonds – 10.61%
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	632,711
Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,195,890
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	573,542
Series A 5.25% 1/1/36	705,000	747,942
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.375% 7/1/46 ^	1,870,000	502,170
Series A-1 5.625% 7/1/51 ^	4,715,000	916,313

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	2,045,000	$2,101,871
Series A-1 5.00% 7/1/58	115,000	120,193
Series A-2 4.536% 7/1/53	1,000,000	1,016,220
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	598,710

		8,405,562

Transportation Revenue Bonds – 5.27%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/35	500,000	610,750
Phoenix Civic Improvement Airport Revenue
Series B 5.00% 7/1/37	1,000,000	1,232,920
(Senior Lien)
4.00% 7/1/48 (AMT)	500,000	554,605
5.00% 7/1/32 (AMT)	500,000	562,795
Series A 5.00% 7/1/36 (AMT)	1,000,000	1,219,320

		4,180,390

Water & Sewer Revenue Bonds – 6.39%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,191,870
Central Arizona Water Conservation District
(Central Arizona Project) 5.00% 1/1/31	600,000	729,756
Guam Government Waterworks Authority Revenue
5.00% 7/1/37	250,000	292,503
Mesa Utility System Revenue
4.00% 7/1/31	850,000	979,098
Phoenix Civic Improvement Corporation
(Junior Lien)
5.00% 7/1/27	1,000,000	1,251,440
5.00% 7/1/31	500,000	616,455

		5,061,122

Total Municipal Bonds (cost $73,355,561)		78,486,102

	Principal amount°	Value (US $)

Short-Term Investment – 0.25%

Variable Rate Demand Note – 0.25%¤
Phoenix Industrial Development Authority
(Mayo Clinic) Series B 1.35% 11/15/52 (SPA - Wells Fargo Bank N.A.)	200,000	$200,000

Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 99.26% (cost $73,555,561)		$78,686,102

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $3,108,247, which represents 3.92% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedules of investments

Delaware Tax-Free Arizona Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 101.17%

Corporate Revenue Bonds – 3.97%
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed)
Series A-1 5.25% 6/1/47	750,000	$774,263
Series A-2 5.00% 6/1/47	2,000,000	2,051,320
(Capital Appreciation Asset-Backed) Subordinate Series B 1.548% 6/1/47 ^	1,615,000	277,392
M-S-R Energy Authority Revenue
Series B 6.50% 11/1/39	500,000	799,740

		3,902,715

Education Revenue Bonds – 27.83%
California Educational Facilities Authority
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,184,040
(Stanford University) Series V-1 5.00% 5/1/49	2,500,000	3,980,925
California Infrastructure & Economic Development Bank
(Equitable School Revolving Fund)
Series B 5.00% 11/1/39	300,000	376,278
Series B 5.00% 11/1/44	350,000	434,479
Series B 5.00% 11/1/49	500,000	616,525
California Municipal Finance Authority
(Bella Mente Montessori Academy Project) Series A 144A 5.00% 6/1/48 #	500,000	580,750
(Biola University) 5.00% 10/1/39	1,000,000	1,201,890
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,164,980
(CHF - Davis I, LLC - West Village Student Housing Project) 5.00% 5/15/48	1,000,000	1,205,700
(CHF - Riverside II, LLC - UCR North District Phase I
Student Housing Project) 5.00% 5/15/44 (BAM)	500,000	625,035
(Creative Center of Los Altos Project - Pinewood School & Oakwood School) Series B 144A 4.50% 11/1/46 #	500,000	528,800
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	523,140
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,270,473
California Public Finance Authority Educational Facilities Revenue
(Trinity Classical Academy Project)
Series A 144A 5.00% 7/1/44 #	350,000	373,492
Series A 144A 5.00% 7/1/54 #	500,000	529,420
California School Finance Authority
(Aspire Public Schools - Obligated Group) Series A 144A 5.00% 8/1/45 #	715,000	806,191
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/42 #	500,000	464,065

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
California School Finance Authority
(Escuela Popular Project) 144A 6.50% 7/1/50 #	250,000	$262,943
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,149,030
(Grimmway Schools - Obligated Group) Series A 144A 5.00% 7/1/36 #	500,000	554,120
(ICEF - View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	646,703
(KIPP LA Projects) Series A 5.125% 7/1/44	1,000,000	1,119,810
(KIPP SoCal Projects) Series A 144A 5.00% 7/1/49 #	1,000,000	1,213,230
(Partnerships to Uplift Communities Valley Project) Series A 144A 6.75% 8/1/44 #	1,000,000	1,132,970
California State University Systemwide Revenue
Series A 5.00% 11/1/47	1,000,000	1,220,420
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools - Animo Inglewood Charter High School Project) Series A 7.25% 8/1/41	800,000	875,864
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	877,740
(NCCD - Hooper Street LLC - California College of the Arts Project) 144A 5.25% 7/1/49 #	250,000	290,157
California Statewide Communities Development Authority Student Housing Revenue
(University of California Irvine East Campus Apartments) 5.375% 5/15/38	1,000,000	1,072,790
Mt. San Antonio Community College District Convertible
Capital Appreciation Election 2008
Series A 0.00% 8/1/28 ~	1,000,000	1,101,550

		27,383,510

Electric Revenue Bonds – 0.43%
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	220,000	176,550
Series WW 5.00% 7/1/28 ‡	310,000	248,000

		424,550

Healthcare Revenue Bonds – 19.53%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	917,125
(Sharp HealthCare) Series A 5.00% 8/1/28	250,000	272,020
California Health Facilities Financing Authority Revenue
(Cedars-Sinai Medical Center) Series B 4.00% 8/15/36	1,000,000	1,123,800

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
California Health Facilities Financing Authority Revenue
(Children’s Hospital Los Angeles)
Series A 5.00% 11/15/34	500,000	$550,135
Series A 5.00% 8/15/47	500,000	598,725
(Dignity Health) Series E 5.625% 7/1/25	1,000,000	1,007,060
(Kaiser Permanente) Subordinate Series A-2 4.00% 11/1/44	2,005,000	2,253,981
(Lucile Salter Packard Children’s Hospital at Stanford) Series A 5.00% 11/15/56	1,000,000	1,221,580
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,079,100
California Municipal Finance Authority Revenue
(Community Medical Centers)
Series A 5.00% 2/1/42	750,000	895,455
Series A 5.00% 2/1/47	250,000	296,623
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	582,680
California Statewide Communities Development Authority Revenue
(Adventist Health System/West) Series A 4.00% 3/1/48	1,000,000	1,097,250
(BE.Group) 144A 7.25% 11/15/41 #	500,000	506,120
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,163,070
(Episcopal Communities & Services) 5.00% 5/15/32	600,000	655,698
(Huntington Memorial Hospital) 4.00% 7/1/48	500,000	545,535
(Loma Linda University Medical Center) Series A 144A 5.50% 12/1/58 #	400,000	477,060
(Marin General Hospital - Green Bonds) Series A 4.00% 8/1/45	500,000	524,835
(Redlands Community Hospital) 5.00% 10/1/46	1,000,000	1,171,250
La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	801,127
Palomar Health
5.00% 11/1/47 (AGM)	500,000	598,895
San Buenaventura
(Community Memorial Health System) 7.50% 12/1/41	785,000	878,792

		19,217,916

Housing Revenue Bonds – 4.34%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 4.00% 8/15/42	1,270,000	1,352,715
Series A 5.50% 8/15/47	750,000	808,890

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge) Series A 5.25% 5/15/44	1,000,000	$1,103,850
Santa Clara County Multifamily Housing Authority Revenue
(RiverTown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,001,780

		4,267,235

Lease Revenue Bonds – 8.16%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,098,020
California Infrastructure & Economic Development Bank
(Academy of Motion Picture Arts & Sciences Obligated Group) Series A 5.00% 11/1/41	1,000,000	1,136,340
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	644,138
California Pollution Control Financing Authority Revenue
(San Diego County Water Authority Desalination Project Pipeline) 144A 5.00% 11/21/45 #	1,000,000	1,210,470
California State Public Works Board Lease Revenue
(Department of Corrections and Rehabilitation) Series C 5.00% 10/1/26	1,000,000	1,080,600
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,140,920
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,145,800
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	500,000	570,670

		8,026,958

Local General Obligation Bonds – 3.45%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL) ^	1,000,000	910,350
California Enterprise Development Authority Lease Revenue
(Riverside County Library Facilities Project) 4.00% 11/1/49	210,000	230,527
Marin Healthcare District Election 2013
Series A 4.00% 8/1/47	1,000,000	1,123,050
San Francisco Bay Area Rapid Transit District Election of 2016
(Green Bonds) Series B-1 4.00% 8/1/44	500,000	586,240

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
West Contra Costa Unified School District 2012 Election
Series C 4.00% 8/1/41	500,000	$550,425

		3,400,592

Pre-Refunded Bonds – 6.04%
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25-21 §	800,000	852,608
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45-20 §	935,000	982,657
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36-20 §	250,000	261,843
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM) §	800,000	871,816
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	876,584
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39-20 §	1,000,000	1,054,650
San Diego Public Facilities Financing Authority Lease Revenue
(Master Refunding Project) Series A 5.25% 3/1/40-20 §	1,000,000	1,043,560

		5,943,718

Resource Recovery Revenue Bond – 1.02%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,000,000

		1,000,000

Special Tax Revenue Bonds – 5.84%
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.375% 7/1/46 ^	1,895,000	508,883
Series A-1 5.625% 7/1/51 ^	2,160,000	419,774
(Restructured)
Series A-1 4.75% 7/1/53	1,745,000	1,793,528
Series A-1 5.00% 7/1/58	1,210,000	1,264,643
Sacramento Transient Occupancy Tax Revenue
(Convention Center Complex) Senior Series A 5.00% 6/1/48	1,000,000	1,220,220

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	$537,160

		5,744,208

State General Obligation Bonds – 5.92%
California
(Various Purpose)
5.00% 4/1/32	300,000	422,799
5.00% 8/1/46	1,000,000	1,210,270
5.25% 3/1/30	1,000,000	1,020,690
5.25% 4/1/35	1,000,000	1,106,550
5.25% 11/1/40	1,000,000	1,046,650
6.00% 3/1/33	1,000,000	1,024,310

		5,831,269

Transportation Revenue Bonds – 14.64%
Alameda Corridor Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	500,000	592,845
California Municipal Finance Authority Senior Lien
(LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	645,000	776,625
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	568,250
Los Angeles Department of Airports
(Los Angeles International Airport)
Senior Series D 5.00% 5/15/36 (AMT)	1,000,000	1,170,870
Subordinate Series B 5.00% 5/15/33	1,000,000	1,027,710
Riverside County Transportation Commission Senior Lien
(Current Interest Obligations) Series A 5.75% 6/1/44	500,000	559,705
Sacramento County Airport System Revenue
Series C 5.00% 7/1/39 (AMT)	1,000,000	1,228,560
Subordinate Series B 5.00% 7/1/41	500,000	598,415
San Diego County Regional Airport Authority Revenue
Subordinate Series A 5.00% 7/1/47	375,000	456,450
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	873,611
San Francisco City & County Airports Commission
(San Francisco International Airport)
Second Series A 5.00% 5/1/49 (AMT)	1,000,000	1,224,730
Second Series B 5.00% 5/1/46 (AMT)	1,000,000	1,176,640
Second Series E 5.00% 5/1/50 (AMT)	2,500,000	3,057,925

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,000,000	$1,095,570

		14,407,906

Total Municipal Bonds (cost $92,019,996)		99,550,577

Short-Term Investment – 0.71%

Variable Rate Demand Note – 0.71%¤
Los Angeles Department of Water & Power Revenue
Subseries B-3
1.17% 7/1/34 (SPA - Barclays Bank PLC)	700,000	700,000

Total Short-Term Investment (cost $700,000)		700,000

Total Value of Securities – 101.88% (cost $92,719,996)		$100,250,577

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $11,766,938, which represents 11.96% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at Aug. 31, 2019.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

CHF – Collegiate Housing Foundation

ICEF – Inner City Education Foundation

LLC – Limited Liability Corporation

Schedules of investments

Delaware Tax-Free California Fund

Summary of abbreviations (continued):

NATL – Insured by National Public Finance Guarantee Corporation

NCCD – National Campus and Community Development

PLC – Public Limited Company

SPA – Stand-by Purchase Agreement

UCR – University of California Riverside

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 102.18%

Corporate Revenue Bonds – 1.45%
Denver City & County
(United Airlines Project) 5.00% 10/1/32 (AMT)	415,000	$457,504
Public Authority for Colorado Energy Natural Gas Revenue
6.50% 11/15/38	1,750,000	2,729,563

		3,187,067

Education Revenue Bonds – 12.30%
Board of Governors of the Colorado State University System Enterprise Revenue
Series A 5.00% 3/1/43	2,480,000	3,542,258
Board of Trustees For Colorado Mesa University Enterprise Revenue
Series B 5.00% 5/15/44	1,000,000	1,253,940
Series B 5.00% 5/15/49	750,000	934,537
Colorado Educational & Cultural Facilities Authority Revenue
(Academy Charter School Project) 5.50% 5/1/36 (AGC)	2,280,000	2,286,521
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	1,490,000	1,809,903
(Aspen Ridge School Project)
Series A 144A 5.00% 7/1/36 #	500,000	539,190
Series A 144A 5.25% 7/1/46 #	1,350,000	1,452,816
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,357,980
(Charter School Project) 5.00% 7/15/37	1,150,000	1,255,029
(Community Leadership Academy, Inc. Second Campus Project) 7.45% 8/1/48	1,000,000	1,145,040
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	1,943,868
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,109,350
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	470,070
5.00% 12/1/42	540,000	558,392
(Loveland Classical Schools Project)
144A 5.00% 7/1/36 #	625,000	676,319
144A 5.00% 7/1/46 #	500,000	532,345
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	778,491
(Science Technology Engineering and Math Stem School Project) 5.00% 11/1/44	890,000	937,001
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	914,859
144A 5.50% 7/1/49 #	870,000	928,273
(University of Denver Project)
Series A 4.00% 3/1/35	400,000	454,752
Series A 4.00% 3/1/36	550,000	623,717

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue
(University of Lab Charter School) 5.00% 12/15/45	500,000	$542,790
(Vail Mountain School Project) 4.00% 5/1/46	80,000	82,986
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	890,000	905,335

		27,035,762

Electric Revenue Bonds – 2.84%
Loveland Colorado Electric & Communications Enterprise Revenue
Series A 5.00% 12/1/44	1,000,000	1,234,710
Platte River Power Authority Revenue
Series JJ 5.00% 6/1/27	3,300,000	4,113,945
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	465,000	373,163
Series WW 5.00% 7/1/28 ‡	660,000	528,000

		6,249,818

Healthcare Revenue Bonds – 27.82%
Colorado Health Facilities Authority Revenue
(AdventHealth Obligated Group) Series A 4.00% 11/15/43	4,000,000	4,581,680
(American Baptist)
7.625% 8/1/33	150,000	170,923
8.00% 8/1/43	1,000,000	1,144,070
(Bethesda Project) Series A-1 5.00% 9/15/48	2,250,000	2,569,207
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,583,145
6.375% 1/1/41	1,000,000	1,087,660
(CommonSpirit Health)
Series A-1 4.00% 8/1/39	2,000,000	2,243,900
Series A-1 4.00% 8/1/44	2,000,000	2,216,240
Series A-2 4.00% 8/1/49	1,000,000	1,100,840
Series A-2 5.00% 8/1/38	1,500,000	1,851,975
Series A-2 5.00% 8/1/39	1,500,000	1,847,130
Series A-2 5.00% 8/1/44	2,000,000	2,439,140
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,372,320
Series A 5.00% 12/1/35	1,000,000	1,144,940
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,837,260
(Frasier Meadows Retirement Community Project)
Series A 5.25% 5/15/37	485,000	562,377
Series B 5.00% 5/15/48	660,000	699,904

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	2,000,000	$2,260,040
(National Jewish Health Project) 5.00% 1/1/27	300,000	317,337
(NCMC Project) 4.00% 5/15/32	2,000,000	2,256,740
(SCL Health System)
Series A 4.00% 1/1/37	3,150,000	3,669,498
Series A 4.00% 1/1/38	3,895,000	4,521,589
Series A 4.00% 1/1/39	930,000	1,076,568
Series A 5.00% 1/1/44	3,050,000	3,437,106
(Sisters of Charity of Leavenworth Health System)
Series B 5.25% 1/1/25	2,500,000	2,533,425
(Sunny Vista Living Center)
Series A 144A 6.25% 12/1/50 #	935,000	1,007,294
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,183,870
(Valley View Hospital Association Project) Series A 4.00% 5/15/35	685,000	761,076

Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,637,150
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,945,000	2,048,766

		61,163,170

Housing Revenue Bonds – 0.09%
Colorado Housing & Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	95,000	95,346
Series AA 4.50% 11/1/23 (GNMA)	95,000	95,342

		190,688

Lease Revenue Bonds – 3.17%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,391,259
Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	660,000	797,854
5.00% 6/15/36	1,055,000	1,269,492
Denver Health & Hospital Authority
4.00% 12/1/38	750,000	827,677
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,686,165

		6,972,447

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds – 10.68%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	$344,184
4.00% 12/1/31	1,000,000	1,143,970
5.00% 12/1/32	500,000	632,335
Arapahoe County School District No. 6 Littleton
(Littleton Public Schools)
Series A 5.50% 12/1/33	1,000,000	1,339,030
Series A 5.50% 12/1/38	350,000	461,734
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,358,249
Boulder Valley School District No. Re-2 Boulder
Series A 4.00% 12/1/48	1,370,000	1,570,404
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,133,050
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,361,640
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	360,759
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	382,993
5.50% 12/1/38	455,000	486,814
El Paso County School District No 2. Harrison
5.00% 12/1/38	1,000,000	1,271,850
Grand River Hospital District
5.25% 12/1/35 (AGM)	1,000,000	1,269,960
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,518,650
Leyden Rock Metropolitan District No. 10
Series A 5.00% 12/1/45	1,000,000	1,053,320
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,054,580
Weld County Reorganized School District No. Re-8
5.00% 12/1/31	990,000	1,226,976
5.00% 12/1/32	660,000	816,189
Weld County School District No. Re-1
5.00% 12/15/31 (AGM)	1,000,000	1,230,390
Weld County School District No. Re-3J
5.00% 12/15/34 (BAM)	2,000,000	2,451,140

		23,468,217

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds – 9.09%
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32-21 §	2,000,000	$2,119,320
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 2/1/41-21 §	2,250,000	2,368,687
Series A 5.25% 2/1/33-21 §	1,000,000	1,056,230
Series A 5.25% 1/1/45-23 §	2,000,000	2,261,820
(The Evangelical Lutheran Good Samaritan Society Project)
5.00% 12/1/42-22 §	2,500,000	2,761,850
5.625% 6/1/43-23 §	1,150,000	1,337,001
(Total Long-Term Care National Obligated Group Project)
Series A 6.00% 11/15/30-20 §	2,365,000	2,497,724
Series A 6.25% 11/15/40-20 §	750,000	794,317
University of Colorado
Series A 5.00% 6/1/33-23 §	2,000,000	2,291,460
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29-19 §	2,460,000	2,483,567

		19,971,976

Special Tax Revenue Bonds – 21.92%
Broomfield Colorado Sales & Use Tax Revenue
5.00% 12/1/33	1,000,000	1,259,030
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	786,226
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,714,200
Denver City & County
Series A 5.00% 8/1/26	500,000	625,030
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/40	2,660,000	3,111,987
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,806,035
Denver Urban Renewal Authority
(Stapleton) Senior Subordinated Series B 5.00% 12/1/25	1,250,000	1,535,525
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	1,375,000	1,471,030
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,315,463

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	1,675,000	$1,777,024
Lincoln Park Metropolitan District
5.00% 12/1/46 (AGM)	1,000,000	1,203,290
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,331,387
Prairie Center Metropolitan District No. 3
Series A 144A 5.00% 12/15/41 #	1,000,000	1,065,160
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	1,155,000	1,187,120
Series A-1 5.00% 7/1/58	1,560,000	1,630,450
Series A-1 5.375% 7/1/46 ^	4,815,000	1,293,020
Series A-1 5.625% 7/1/51 ^	10,150,000	1,972,551
Series A-2 4.536% 7/1/53	3,000,000	3,048,660
Regional Transportation District
(Fastracks Project)
Series A 5.00% 11/1/30	670,000	835,711
Series A 5.00% 11/1/31	1,495,000	1,857,328
Series A 5.00% 11/1/36	2,750,000	3,370,373
Series B 5.00% 11/1/33	1,865,000	2,366,965
Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,584,629
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,497,734
6.00% 1/15/41	2,400,000	2,479,008
Solaris Metropolitan District No. 3
(Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	526,155
Southlands Metropolitan District No. 1
Series A-1 5.00% 12/1/37	300,000	341,865
Series A-1 5.00% 12/1/47	700,000	786,814
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	1,021,049
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	794,220
Thornton Development Authority
(East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	485,000	568,619
Series B 5.00% 12/1/36	810,000	948,826

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien)
5.00% 10/1/29 (AGM)	1,000,000	$1,065,240

		48,177,724

Transportation Revenue Bonds – 11.83%
Colorado High Performance Transportation Enterprise Revenue
(C-470 Express Lanes) 5.00% 12/31/56	2,000,000	2,209,940
(Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	2,140,000	2,357,617
Denver City & County Airport System Revenue
Series A 4.00% 12/1/48 (AMT)	400,000	445,596
Series A 5.00% 11/15/30 (AMT)	1,750,000	2,184,840
Series A 5.00% 12/1/48 (AMT)	2,000,000	2,440,900
Series A 5.25% 11/15/36	2,500,000	2,519,675
Series B 5.00% 11/15/30	1,000,000	1,112,530
Series B 5.00% 11/15/32	1,000,000	1,109,550
Series B 5.00% 11/15/37	8,000,000	8,834,080
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	717,145
Series C 5.375% 9/1/26	2,000,000	2,080,920

		26,012,793

Water & Sewer Revenue Bonds – 0.99%
Dominion Water & Sanitation District
6.00% 12/1/46	750,000	807,983
Douglas County Centennial Water & Sanitation District
4.00% 12/1/38	500,000	579,670
Guam Government Waterworks Authority Water & Wastewater System Revenue
5.00% 7/1/37	675,000	789,757

		2,177,410

Total Municipal Bonds (cost $209,537,110)		224,607,072

Schedules of investments

Delaware Tax-Free Colorado Fund

	Number of shares	Value (US $)

Short-Term Investments – 1.01%

Money Market Mutual Fund – 0.24%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 1.23%)	540,837	$540,837

		540,837

	Principal amount°

Variable Rate Demand Notes – 0.77%¤
Colorado Educational & Cultural Facilities Authority
Revenue (National Jewish Federation Bond Program)
Series B-4
1.39% 12/1/35 (LOC-Toronto-Dominion Bank N.A.)	840,000	840,000
Denver City & County
Series A1 1.39% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	450,000	450,000
Series A2 1.39% 12/1/29
(SPA-JPMorgan Chase Bank N.A.)	400,000	400,000

		1,690,000

Total Short-Term Investments (cost $2,230,837)		2,230,837

Total Value of Securities – 103.19% (cost $211,767,947)		$226,837,909

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $10,710,958, which represents 4.87% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

Summary of abbreviations: (continued)

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 98.24%

Corporate Revenue Bonds – 3.21%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,250,000	$1,307,963
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,008,500

		3,316,463

Education Revenue Bonds – 16.28%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,304,900
Series A 5.00% 4/1/42	1,350,000	1,459,445
Series A 5.00% 4/1/47	500,000	603,975
Series A 5.00% 4/1/48	1,000,000	1,221,930
Idaho Housing & Finance Association
(Compass Public Charter School Project)
Series A 144A 6.00% 7/1/39 #	370,000	435,993
Series A 144A 6.00% 7/1/49 #	595,000	691,848
Series A 144A 6.00% 7/1/54 #	570,000	658,156
(Idaho Arts Charter School Project)
Series A 5.00% 12/1/38	1,000,000	1,128,270
Series A 144A 5.00% 12/1/46 #	1,000,000	1,100,470
(North Star Charter School Project)
Capital Appreciation Subordinate Series B 144A 4.88% 7/1/49 #^	2,888,155	572,577
Series A 6.75% 7/1/48	529,151	580,875
(Victory Charter School Project) Series B 5.00% 7/1/39	1,000,000	1,101,590
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,275,000	1,412,445
University of Idaho
Series 2011 5.25% 4/1/41 •	1,710,000	1,808,462
Series A 5.00% 4/1/41	1,000,000	1,242,950
Series B 5.00% 4/1/28	1,000,000	1,021,350
Series B 5.00% 4/1/32	500,000	510,440

		16,855,676

Electric Revenue Bonds – 3.79%
Boise-Kuna Irrigation District Revenue
(Idaho Arrowrock Hydroelectric Project) 5.00% 6/1/34	2,000,000	2,326,260
Guam Power Authority Revenue
Series A 5.00% 10/1/40	1,000,000	1,156,990
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	230,000	184,575
Series WW 5.00% 7/1/28 ‡	320,000	256,000

		3,923,825

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 11.87%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	1,350,000	$1,529,793
(St. Luke’s Health System Project)
Series A 5.00% 3/1/27	1,000,000	1,246,550
Series A 5.00% 3/1/47	1,500,000	1,587,630
(Trinity Health Credit Group)
Series D 4.50% 12/1/37	1,385,000	1,436,190
Series ID 4.00% 12/1/43	1,000,000	1,121,710
Series ID 5.00% 12/1/32	1,000,000	1,092,340
Series ID 5.00% 12/1/46	750,000	896,940
(Valley Vista Care Corporation)
Series A 5.25% 11/15/37	1,005,000	1,091,269
Series A 5.25% 11/15/47	1,130,000	1,209,880
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project)
Series A 6.00% 7/1/33	1,020,000	1,074,417

		12,286,719

Housing Revenue Bonds – 3.98%
Idaho Housing & Finance Association
Series A 4.50% 1/21/49 (GNMA)	971,588	1,027,804
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A 3.05% 7/1/39 (GNMA)	1,675,000	1,740,794
Series A 3.25% 1/1/43 (GNMA)	825,000	856,276
Series A Class II 4.375% 7/1/32	480,000	488,832

		4,113,706

Lease Revenue Bonds – 8.15%
Boise Urban Renewal Agency
5.00% 12/15/31	750,000	908,467
5.00% 12/15/32	750,000	906,487
Idaho Fish & Wildlife Foundation
5.00% 12/1/41	200,000	248,448
Idaho Housing & Finance Association Economic Development Facilities Revenue
(TDF Facilities Project)
Series A 6.50% 2/1/26	1,370,000	1,465,982
Series A 7.00% 2/1/36	1,500,000	1,604,535
Idaho State Building Authority Revenue
Series B 5.00% 9/1/40	1,250,000	1,371,437
(Capitol Mall Parking Project)
Series A 4.50% 9/1/26	485,000	547,565

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
Idaho State Building Authority Revenue
(Capitol Mall Parking Project)
Series A 4.50% 9/1/27	505,000	$568,670
(Department of Health & Welfare Project) Series B 4.00% 9/1/48	750,000	818,377

		8,439,968

Local General Obligation Bonds – 25.00%
Ada & Boise Counties Independent School District Boise City
5.00% 8/1/33	1,010,000	1,254,198
5.00% 8/1/34	1,500,000	1,857,525
5.00% 8/1/35	1,160,000	1,433,714
5.00% 8/1/36	500,000	616,525
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,544,295
Ada & Canyon Counties Joint School District No. 3 Kuna
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/33	1,670,000	2,072,771
Series B 5.00% 9/15/35	1,100,000	1,358,775
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
Series B 5.00% 8/15/23	1,295,000	1,491,633
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,729,882
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,815,086
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,137,570
Series B 5.00% 9/15/24	1,480,000	1,650,733
Idaho Bond Bank Authority Revenue
Series A 4.00% 9/15/33	530,000	610,194
Series A 4.00% 9/15/37	1,000,000	1,135,090
Series C 5.00% 9/15/42	500,000	615,435
Madison County School District No. 321 Rexburg
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 8/15/25	1,080,000	1,320,700
Series B 5.00% 8/15/26	500,000	628,705
Nez Perce County Independent School District No. 1
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/36	1,000,000	1,233,090
Series B 5.00% 9/15/37	1,000,000	1,228,010

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Twin Falls County School District No. 411 (School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	$1,143,630

		25,877,561

Pre-Refunded Bonds – 2.49%
Idaho Health Facilities Authority Revenue
(St. Luke’s Regional Medical Center Project)
5.00% 7/1/35-20 (AGM)§	2,500,000	2,580,650

		2,580,650

Special Tax Revenue Bonds – 18.94%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	573,542
Series A 5.25% 1/1/36	705,000	747,941
Series B-1 5.00% 1/1/42	1,425,000	1,493,015
Idaho Water Resource Board Loan Program Revenue
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,912,445
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,532,100
Nampa Development Corporation Revenue
5.90% 3/1/30	3,000,000	3,032,280
(Library Square Project) 144A 5.00% 9/1/31 #	1,000,000	1,078,620
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation – Restructured)
Series A-1 5.375% 7/1/46 ^	2,355,000	632,412
Series A-1 5.625% 7/1/51 ^	4,970,000	965,870
(Restructured)
Series A-1 4.55% 7/1/40	875,000	903,166
Series A-1 4.75% 7/1/53	2,000,000	2,055,620
Series A-1 5.00% 7/1/58	1,031,000	1,077,560
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,597,860

		19,602,431

Transportation Revenue Bonds – 3.20%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,044,310
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,267,898

		3,312,208

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 1.33%
Guam Government Waterworks Authority
5.00% 7/1/40	370,000	$430,058
5.00% 1/1/46	835,000	949,938

		1,379,996

Total Municipal Bonds (cost $95,613,831)		101,689,203

	Number of shares

Short-Term Investments – 0.32%

Money Market Mutual Fund – 0.11%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 1.23%)	112,028	112,028

		112,028

	Principal amount°
Variable Rate Demand Note – 0.21%¤
Idaho Health Facilities Authority Revenue (St. Luke’s Health System Project) Series C
1.40% 3/1/48 (LOC – US Bank N.A.)	225,000	225,000

		225,000

Total Short-Term Investments (cost $337,028)		337,028

Total Value of Securities – 98.56% (cost $95,950,859)		$102,026,231

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $4,537,664, which represents 4.38% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Aug. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

GNMA – Government National Mortgage Association collateral

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 98.81%

Corporate Revenue Bonds – 7.30%
Nassau County Tobacco Settlement
(Asset-Backed) Series A-3 5.125% 6/1/46	625,000	$624,981
New York Counties Tobacco Trust VI
(Tobacco Settlement Pass Through) Series C 5.00% 6/1/51	500,000	524,740
New York Liberty Development Revenue
(Second Priority - Bank of America Tower at One Bryant Park Project)
Class 2 5.625% 7/15/47	500,000	508,595
Class 3 6.375% 7/15/49	865,000	882,213
New York Transportation Development Corporation Special Facilities Revenue
(Delta Air Lines - LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/36 (AMT)	1,000,000	1,208,180
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	745,689
TSASC Revenue
(Senior) Fiscal 2017 Series A 5.00% 6/1/41	900,000	1,006,344
(Subordinate) Fiscal 2017 Series B 5.00% 6/1/48	1,000,000	991,900

		6,492,642

Education Revenue Bonds – 20.50%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	250,330
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing Project)
Series A 6.00% 10/1/31	525,000	563,535
(Tapestry Charter School Project) Series A 5.00% 8/1/52	500,000	549,955
Build NYC Resource
(Bronx Charter School for Excellence Project)
Series A 5.00% 4/1/33	500,000	544,015
Series A 5.50% 4/1/43	500,000	546,300
(Inwood Academy for Leadership Charter School Project) Series A 144A 5.50% 5/1/48 #	500,000	547,125
(Manhattan College Project) 5.00% 8/1/47	500,000	598,705
(Metropolitan College of New York Project) 5.50% 11/1/44	600,000	649,968
(Metropolitan Lighthouse Charter School Project)
Series A 144A 5.00% 6/1/52 #	250,000	272,627
(New Dawn Charter Schools Project) 144A 5.75% 2/1/49 #	500,000	535,875

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Build NYC Resource
(The Packer Collegiate Institute Project) 5.00% 6/1/40	750,000	$872,647
Dutchess County Local Development
(The Culinary Institute of America Project) Series A-1 5.00% 7/1/46	300,000	348,360
Hempstead Town Local Development
(Hofstra University Project) 5.00% 7/1/42	500,000	601,985
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	413,244
Monroe County Industrial Development Revenue
(St. John Fisher College Project) Series A 5.50% 6/1/39	300,000	352,905
(University of Rochester Project) Series C 4.00% 7/1/43	500,000	561,780
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,095,350
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	524,730
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	475,464
(Fordham University) 5.00% 7/1/44	650,000	746,193
(Marymount Manhattan College) 5.00% 7/1/24	350,000	350,949
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,152,010
(Rockefeller University) Series A 5.00% 7/1/27	250,000	250,707
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,121,180
(University of Rochester Project) Unrefunded Series A 5.125% 7/1/39	20,000	20,056
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	516,810
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,099,660
Tompkins County Development
(Ithaca College Project)
5.00% 7/1/34	750,000	889,238
5.00% 7/1/41	500,000	610,640
Troy Industrial Development Authority
(Rensselaer Polytechnic Institute Project) Series E 5.20% 4/1/37	500,000	536,735
Yonkers Economic Development Educational Revenue
(Charter School of Educational Excellence Project)
Series A 6.25% 10/15/40	600,000	619,908

		18,218,986

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds – 4.34%
Long Island Power Authority Electric System Revenue
5.00% 9/1/37	450,000	$568,067
5.00% 9/1/47	500,000	609,000
Series A 5.00% 9/1/44	750,000	862,643
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	540,015
Puerto Rico Electric Power Authority Revenue
Series CCC 5.25% 7/1/27 ‡	190,000	152,475
Series WW 5.00% 7/1/28 ‡	270,000	216,000
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	750,000	908,130

		3,856,330

Healthcare Revenue Bonds – 13.51%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Project) 5.25% 7/1/35	250,000	297,410
Build NYC Resource
(The Children’s Aid Society Project) 4.00% 7/1/49	1,000,000	1,139,810
Dutchess County Local Development
(Nuvance Health) Series B 4.00% 7/1/49	1,000,000	1,124,890
Guilderland Industrial Development Agency
(Albany Place Development Project) Series A 144A 5.875% 1/1/52 #	500,000	514,775
Monroe County Industrial Development
(The Rochester General Hospital Project)
5.00% 12/1/36	405,000	484,720
5.00% 12/1/46	540,000	632,799
(The Unity Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	620,322
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island Obligated Group Project) 5.00% 7/1/33	725,000	818,416
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	508,195
New York City Trust for Cultural Resources
(Carnegie Hall) 5.00% 12/1/39	250,000	324,583
New York State Dormitory Authority Revenue
(Montefiore Obligated Group) Series A 4.00% 8/1/38	1,000,000	1,125,620
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	618,450
(New York University Hospitals Center) Series A 4.00% 7/1/40	465,000	515,722

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Orange Regional Medical Center Obligated Group)
144A 5.00% 12/1/34 #	500,000	$596,715
144A 5.00% 12/1/45 #	700,000	793,037
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Assisted Living Project) 6.50% 1/1/46	400,000	415,844
Southold Local Development Revenue
(Peconic Landing at Southold Project) 5.00% 12/1/45	750,000	798,233
Suffolk County Economic Development Revenue
(Peconic Landing at Southhold Project) 6.00% 12/1/40	650,000	679,737

		12,009,278

Lease Revenue Bonds – 7.04%
Hudson Yards Infrastructure
Unrefunded Fiscal 2012 Series A 5.75% 2/15/47	385,000	409,394
MTA Hudson Rail Yards Trust Obligations
(The Metropolitan Transportation Authority) Series A 5.00% 11/15/56	710,000	795,647
New York City Industrial Development Agency
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	585,000	641,300
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,631,895
New York Liberty Development
(4 World Trade Center Project) 5.00% 11/15/31	500,000	542,580
(Class 1 - 3 World Trade Center Project) 144A 5.00% 11/15/44 #	1,500,000	1,666,185
(Class 2 - 3 World Trade Center Project) 144A 5.375% 11/15/40 #	500,000	565,725

		6,252,726

Local General Obligation Bonds – 3.60%
New York City
Fiscal 2011 Series E 5.00% 8/1/28	125,000	129,497
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,149,850
Fiscal 2018 Series B-1 4.00% 10/1/41	500,000	569,595
Fiscal 2019 Series E 5.00% 8/1/32	500,000	650,280
Subordinate Series E-1 5.25% 3/1/35	500,000	643,370
New York State Dormitory Authority
(School District Financing Program)
Unrefunded Series A 5.00% 10/1/23	25,000	26,977

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
New York State Dormitory Authority
(School District Financing Program)
Unrefunded Series A 5.00% 10/1/25 (AGM)	30,000	$31,194

		3,200,763

Pre-Refunded Bonds – 7.34%
Dutchess County Local Development
(Health Quest Systems Project)
Series A 5.00% 7/1/34-24 §	350,000	412,885
Series A 5.00% 7/1/44-24 §	1,000,000	1,179,670
Hudson Yards Infrastructure
Fiscal 2012 Series A 5.75% 2/15/47-21 §	615,000	657,693
Metropolitan Transportation Authority Revenue
Series D 5.25% 11/15/27-20 §	500,000	525,960
Monroe County Industrial Development Revenue
(Nazareth College of Rochester Project)
5.25% 10/1/31-21 §	500,000	543,960
5.50% 10/1/41-21 §	500,000	546,520
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2012 Series BB
5.25% 6/15/44-21 §	500,000	548,265
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 Subordinate Series D-1
5.25% 2/1/29-21 §	305,000	323,480
New York State Dormitory Authority Revenue Non-State Supported Debt
(The Northwell Health Obligated Group)
Series A 5.00% 5/1/41-21 §	500,000	533,575
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22 §	380,000	416,841
5.00% 7/1/42-22 §	750,000	833,123

		6,521,972

Resource Recovery Revenue Bond – 1.80%
Niagara Area Development Revenue
(Covanta Project) Series A 144A 4.75% 11/1/42 (AMT) #	1,500,000	1,596,930

		1,596,930

Special Tax Revenue Bonds – 17.76%
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	520,569

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Glen Cove Local Economic Assistance
(Garvies Point Public Improvement Project)
Series A 5.00% 1/1/56	250,000	$272,515
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	254,618
New York City Transitional Finance Authority Revenue (Building Aid)
Fiscal 2012 Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,073,830
Fiscal 2015 Subordinate Series S-1 5.00% 7/15/43	1,000,000	1,165,770
(Future Tax Secured)
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	856,687
Fiscal 2014 Subordinate Series B-1 5.00% 11/1/40	750,000	867,495
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,171,480
Fiscal 2016 Subordinate Series C-1 4.00% 11/1/42	500,000	579,750
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	500,000	559,415
Fiscal 2017 Subordinate Series E-1 5.00% 2/1/43	1,000,000	1,210,400
Unrefunded Fiscal 2011 Subordinate Series C 5.25% 11/1/25	310,000	325,088
Unrefunded Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29	195,000	206,376
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,202,460
New York State Dormitory Authority Revenue
(General Purpose) Series C 5.00% 3/15/34	500,000	528,210
New York State Urban Development Revenue
(General Purpose) Series A 4.00% 3/15/36	500,000	567,100
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A-1 4.55% 7/1/40	425,000	438,681
Series A-1 4.75% 7/1/53	1,475,000	1,516,020
Series A-1 5.00% 7/1/58	125,000	130,645
Series A-1 5.687% 7/1/51 ^	4,120,000	800,681
Series A-1 5.729% 7/1/46 ^	1,935,000	519,625
Series A-2 4.536% 7/1/53	1,000,000	1,016,220

		15,783,635

State General Obligation Bond – 0.56%
New York State
Series A 5.00% 3/1/38	500,000	501,415

		501,415

Transportation Revenue Bonds – 10.48%
Buffalo & Fort Erie Public Bridge Authority
5.00% 1/1/47	435,000	517,907

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Metropolitan Transportation Authority Revenue Series D 5.00% 11/15/32	500,000	$557,360
(Green Bond)
Series B 4.00% 11/15/50	1,000,000	1,122,080
Series C-2 3.08% 11/15/40 (BAM) ^	2,380,000	1,352,007
New York State Thruway Authority General Revenue
Series I 5.00% 1/1/32	700,000	762,111
Series L 5.00% 1/1/35	100,000	126,354
(Junior Indebtedness Obligation) Series A 5.25% 1/1/56	1,000,000	1,185,590
Port Authority of New York & New Jersey
(Consolidated Bonds - Two Hundred Sixteen Series)
4.00% 9/1/49	1,000,000	1,158,990
(JFK International Air Terminal Project)
Series 8 6.00% 12/1/42	700,000	740,257
Series 8 6.50% 12/1/28	550,000	573,397
Triborough Bridge & Tunnel Authority
(MTA Bridges and Tunnels) Series A 5.00% 11/15/47	1,000,000	1,217,400

		9,313,453

Water & Sewer Revenue Bonds – 4.58%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2017 Series DD 5.00% 6/15/47	1,000,000	1,214,530
Fiscal 2019 Subordinate Series FF-1 4.00% 6/15/49	1,000,000	1,148,720
Fiscal 2020 Series AA 4.00% 6/15/40	1,000,000	1,174,410
New York State Environmental Facilities Revenue
(New York City Municipal Water Finance Authority Projects - Second Resolution) Series B 5.00% 6/15/30	500,000	535,115

		4,072,775

Total Municipal Bonds (cost $82,208,979)		87,820,905

Short-Term Investment – 0.67%

Variable Rate Demand Note – 0.67%¤
New York City Series F6
1.39% 6/1/44 (SPA - JPMorgan Chase Bank, N.A.)	600,000	600,000

Total Short-Term Investment (cost $600,000)		600,000

Total Value of Securities – 99.48% (cost $82,808,979)		$88,420,905

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $7,088,994, which represents 7.98% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2019

	Principal amount°	Value (US $)

Municipal Bonds – 99.60%

Corporate Revenue Bonds – 6.94%
Delaware County Industrial Development Authority
(Covanta Project) Series A 5.00% 7/1/43	2,155,000	$2,204,349
Pennsylvania Commonwealth Financing Authority Revenue
(Tobacco Master Settlement Payment Revenue)
4.00% 6/1/39 (AGM)	5,045,000	5,669,268
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	4,298,160
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(CarbonLite P, LLC Project)
144A 5.25% 6/1/26 (AMT)#	1,750,000	1,828,995
144A 5.75% 6/1/36 (AMT)#	2,375,000	2,556,403
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	14,601,510

		31,158,685

Education Revenue Bonds – 14.45%
Allegheny County Higher Education Building Authority Revenue
(Carnegie Mellon University)
5.00% 3/1/28	2,000,000	2,248,900
Series A 5.00% 3/1/24	1,000,000	1,095,990
(Chatham University) Series A
5.00% 9/1/30	1,500,000	1,616,430
(Robert Morris University) 5.00% 10/15/47	1,500,000	1,706,100
Series A 5.50% 10/15/30	1,275,000	1,324,483
Series A 5.75% 10/15/40	2,200,000	2,283,578
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,782,353
(School Lane Charter School Project) Series A
5.125% 3/15/46	2,500,000	2,859,975
Chester County Industrial Development Authority Revenue
(Avon Grove Charter School Project)
Series A 5.00% 12/15/47	1,160,000	1,322,887
Series A 5.00% 12/15/51	770,000	876,083
(Renaissance Academy Charter School Project)
5.00% 10/1/34	1,000,000	1,115,660
5.00% 10/1/39	1,250,000	1,382,887
5.00% 10/1/44	1,000,000	1,100,970
Chester County Industrial Development Authority Student Housing Revenue
(University Student Housing Project at West Chester University)
Series A 5.00% 8/1/30	1,100,000	1,212,387
Series A 5.00% 8/1/45	1,250,000	1,352,400

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Delaware County Authority Revenue
(Cabrini University) 5.00% 7/1/47	2,000,000	$2,301,360
East Hempfield Township Industrial Development Authority
(Student Services - Student Housing Project at Millersville University)
5.00% 7/1/39	875,000	957,425
5.00% 7/1/45	2,500,000	2,679,150
5.00% 7/1/46	1,425,000	1,551,227
5.00% 7/1/47	1,000,000	1,105,080
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
5.625% 4/1/40	2,375,000	2,419,555
5.75% 4/1/40	2,000,000	2,232,420
Northeastern Pennsylvania Hospital & Education Authority Revenue
(King’s College Project) 5.00% 5/1/44	1,000,000	1,202,650
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University) 5.00% 5/1/41	1,000,000	1,199,270
(University Properties Student Housing - East Stroudsburg University of Pennsylvania) 5.00% 7/1/42	500,000	510,525
Pennsylvania State University
Series A 5.00% 9/1/41	2,000,000	2,563,140
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	2,914,000
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	565,000	591,708
Series A 5.75% 6/15/42	2,500,000	2,640,175
(International Apartments of Temple University)
Series A 5.375% 6/15/30	1,500,000	1,534,200
Series A 5.625% 6/15/42	3,000,000	3,063,390
(Philadelphia Performing Arts Charter School Project)
144A 6.75% 6/15/43 #	2,550,000	2,615,076
(Tacony Academy Charter School Project)
Series A-1 6.75% 6/15/33	1,020,000	1,140,962
Series A-1 7.00% 6/15/43	1,535,000	1,710,926
(Temple University Second Series) 5.00% 4/1/36	1,145,000	1,329,059
State Public School Building Authority
(Montgomery County Community College)
5.00% 5/1/28	2,000,000	2,371,720

		64,914,101

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds – 0.42%
Puerto Rico Electric Power Authority
Series CCC 5.25% 7/1/27 ‡	985,000	$790,463
Series WW 5.00% 7/1/28 ‡	1,385,000	1,108,000

		1,898,463

Healthcare Revenue Bonds – 31.06%
Allegheny County Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 4.00% 4/1/44	1,350,000	1,472,647
(University of Pittsburgh Medical Center)
Series A 4.00% 7/15/36	1,750,000	2,017,190
Series A 4.00% 7/15/37	1,500,000	1,719,945
Series A 4.00% 7/15/38	700,000	799,022
Berks County Industrial Development Authority Revenue
(The Highlands at Wyomissing)
5.00% 5/15/38	415,000	475,133
5.00% 5/15/43	500,000	567,080
5.00% 5/15/48	1,000,000	1,127,390
Series A 5.00% 5/15/37	1,365,000	1,593,173
Series A 5.00% 5/15/42	500,000	576,415
Series A 5.00% 5/15/47	600,000	687,378
Series C 5.00% 5/15/42	1,000,000	1,125,800
Series C 5.00% 5/15/47	1,000,000	1,121,230
(Tower Health Project)
4.00% 11/1/47	2,500,000	2,709,025
5.00% 11/1/50	2,000,000	2,341,300
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Unrefunded
Series A-3 5.50% 11/1/31	5,005,000	5,038,083
Bucks County Industrial Development Authority Revenue
(Saint Luke’s University Health Network Project)
4.00% 8/15/44	2,400,000	2,641,104
4.00% 8/15/50	1,400,000	1,534,792
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,861,600
Central Bradford Progress Authority
(Guthrie Health Issue) 5.375% 12/1/41	1,000,000	1,072,150
Centre County Hospital Authority Revenue
(Mount Nittany Medical Center Project) Series A
4.00% 11/15/47	1,400,000	1,532,468

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Chester County Health & Education Facilities Authority Revenue
(Simpson Senior Services Project)
Series A 5.00% 12/1/35	775,000	$817,827
Series A 5.25% 12/1/45	1,360,000	1,449,896
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Social Ministries Project)
5.00% 1/1/38	2,000,000	2,220,980
DuBois Hospital Authority
(Penn Highlands Healthcare) 4.00% 7/15/48	2,000,000	2,168,940
Franklin County Industrial Development Authority Revenue
(Menno-Haven Project) 5.00% 12/1/53	1,900,000	2,095,282
Geisinger Authority Health System Revenue
(Geisinger Health System)
Series A-1 5.00% 2/15/45	5,000,000	5,935,950
Series A-1 5.125% 6/1/41	4,000,000	4,239,080
General Authority of Southcentral Pennsylvania Revenue
(WellSpan Health Obligated Group)
Series A 5.00% 6/1/38	1,000,000	1,261,500
Series A 5.00% 6/1/39	5,000,000	6,291,050
Indiana County Hospital Authority Revenue
(Indiana Regional Medical Center) Series A
6.00% 6/1/39	1,625,000	1,804,725
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	273,550
5.25% 7/1/41	1,000,000	1,106,570
5.50% 7/1/45	1,000,000	1,100,640
(Landis Homes Retirement Community Project) Series A
5.00% 7/1/45	2,000,000	2,167,720
(Masonic Villages Project) 5.00% 11/1/35	1,000,000	1,187,660
5.00% 11/1/36	510,000	604,131
5.00% 11/1/37	250,000	294,877
(St. Anne’s Retirement Community Project)
5.00% 4/1/27	1,425,000	1,498,345
5.00% 4/1/33	1,830,000	1,906,604
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,027,560
5.25% 7/1/42	1,500,000	1,541,460

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Monroe County Hospital Authority Revenue
(Pocono Medical Center)
5.00% 7/1/36	1,710,000	$2,027,034
5.00% 7/1/41	1,000,000	1,175,140
Monroeville Finance Authority
(University of Pittsburgh Medical Center) 5.00% 2/15/25	1,000,000	1,198,330
Montgomery County Higher Education & Health Authority Revenue
(Thomas Jefferson University) Series A 4.00% 9/1/49	2,500,000	2,745,925
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities Obligated Group)
5.00% 11/15/27	1,250,000	1,364,275
5.00% 11/15/28	1,600,000	1,744,192
5.00% 11/15/29	680,000	740,404
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A
5.25% 1/15/45	2,500,000	2,834,475
(Waverly Heights Project)
5.00% 12/1/44	500,000	583,010
5.00% 12/1/49	750,000	871,275
(Whitemarsh Continuing Care Retirement Community Project)
5.375% 1/1/50	4,000,000	4,161,920
Series A 5.375% 1/1/51	1,500,000	1,581,030
Moon Industrial Development Authority Revenue
(Baptist Homes Society) 6.125% 7/1/50	4,000,000	4,383,120
Northampton County Industrial Development Authority
(Morningstar Senior Living Project) 5.00% 7/1/32	1,275,000	1,350,990
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project) Series A 144A 6.75% 12/1/53 #	3,950,000	4,097,770
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 7/1/43	1,265,000	1,402,506
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Thomas Jefferson University)
Series A 5.00% 9/1/45	7,000,000	8,065,610
Series A 5.25% 9/1/50	2,500,000	2,902,625

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
5.00% 8/15/40	2,000,000	$2,356,980
Series A 4.00% 8/15/42	4,000,000	4,461,720
Philadelphia Authority for Industrial Development Revenue
(Children’s Hospital of Philadelphia Project) 5.00% 7/1/34	5,000,000	6,185,700
(Thomas Jefferson University) Series A 5.00% 9/1/47	2,500,000	2,946,825
(Wesley Enhanced Living Obligated Group) Series A 5.00% 7/1/49	2,500,000	2,778,125
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	4,000,000	4,583,080

		139,549,333

Housing Revenue Bond – 0.46%
Philadelphia Authority for Industrial Development Revenue
(The PresbyHomes Germantown Project) Series A 5.625% 7/1/35 (HUD)	2,065,000	2,067,870

		2,067,870

Lease Revenue Bonds – 1.40%
Allegheny County Industrial Development Authority Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,335,000
5.125% 9/1/31	435,000	435,000
Philadelphia Municipal Authority Revenue
(Juvenile Justice Services Center)
5.00% 4/1/37	1,250,000	1,505,100
5.00% 4/1/38	1,000,000	1,201,140
5.00% 4/1/39	1,500,000	1,797,900

		6,274,140

Local General Obligation Bonds – 8.59%
Allegheny County
Series C-69 5.00% 12/1/28	1,000,000	1,115,750
Series C-70 5.00% 12/1/33	2,205,000	2,457,274
Series C-77 5.00% 11/1/43	4,535,000	5,636,461
Chester County
4.00% 7/15/32	2,000,000	2,401,980
5.00% 7/15/30	3,000,000	3,963,030
City of Philadelphia
5.00% 8/1/41	1,260,000	1,520,694

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)
Local General Obligation Bonds (continued)
City of Philadelphia
Series A 5.00% 8/1/37	1,750,000	$2,132,305
Series A 5.25% 7/15/29	2,500,000	2,886,950
Series B 5.00% 2/1/39	1,000,000	1,261,270
City of Pittsburgh
4.00% 9/1/35	750,000	854,340
4.00% 9/1/36	500,000	568,190
Series B 5.00% 9/1/26	3,000,000	3,328,620
North Allegheny School District
4.00% 5/1/37	1,065,000	1,238,180
Philadelphia School District
Series F 5.00% 9/1/36	2,000,000	2,368,380
Series F 5.00% 9/1/37	1,500,000	1,771,545
Series F 5.00% 9/1/38	2,000,000	2,357,340
Tredyffrin Easttown School District
5.00% 2/15/38	2,250,000	2,748,218

		38,610,527

Pre-Refunded/Escrowed to Maturity Bonds – 11.71%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31-21§	750,000	838,920
7.00% 11/1/40-21§	1,000,000	1,122,960
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32-23§	2,000,000	2,281,220
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42-20§	4,980,000	5,153,852
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30-20§	2,650,000	2,768,269
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32-22§	1,150,000	1,249,602
Series A 5.00% 1/1/41-22§	1,500,000	1,629,915
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group) Series A
5.00% 6/1/31-22§	2,000,000	2,209,480
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38-20 (FHA)§	995,000	1,034,163

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(AICUP Financing Program - St. Francis University Project) Series JJ2 6.25% 11/1/41-21§	2,355,000	$2,615,086
(Edinboro University Foundation Student Housing Project) 6.00% 7/1/43-20§	1,000,000	1,040,450
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27-22§	1,740,000	1,930,269
Series A 5.00% 7/1/41-22§	1,500,000	1,664,025
(Philadelphia University) 5.00% 6/1/32-23§	2,000,000	2,287,500
(Shippensburg University - Student Housing Project)
5.00% 10/1/44-22§	1,500,000	1,677,840
6.25% 10/1/43-21§	2,000,000	2,212,460
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	5,093,995
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
Series A 5.00% 8/15/24-21§	2,850,000	3,065,831
Series A 5.25% 8/15/26-21§	3,910,000	4,224,872
Philadelphia Authority for Industrial Development Revenue
(MaST Charter School Project) 6.00% 8/1/35-20§	1,610,000	1,679,439
(New Foundations Charter School Project) 6.625% 12/15/41-22§	1,000,000	1,172,560
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	2,020,000	2,047,088
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health System Project) 5.50% 7/1/29-20§	3,500,000	3,624,285

		52,624,081

Special Tax Revenue Bonds – 8.51%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	2,500,000	2,639,925
(City Center Project) 144A 5.375% 5/1/42 #	1,800,000	2,035,764
(City Center Refunding Project) 144A 5.00% 5/1/42 #	2,500,000	2,817,875
Chester County Industrial Development Authority Special Obligation Revenue
(Woodlands at Greystone Project)
144A 5.00% 3/1/38 #	560,000	602,487
144A 5.125% 3/1/48 #	1,000,000	1,074,360
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	1,900,000	2,157,146

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	$5,549,076
Puerto Rico Sales Tax Financing Revenue
(Capital Appreciation - Restructured)
Series A-1 5.644% 7/1/51 ^	32,795,000	6,373,380
Series A-1 5.697% 7/1/46 ^	11,521,000	3,093,849
(Restructured)
Series A-1 4.75% 7/1/53	2,520,000	2,590,081
Series A-2 4.329% 7/1/40	4,500,000	4,584,375
Sports & Exhibition Authority of Pittsburgh & Allegheny County
(Hotel Room Excise Tax) 5.00% 2/1/35 (AGM)	3,000,000	3,094,920
Washington County Redevelopment Authority Revenue
(Victory Centre Tax Increment Financing Project) 5.00% 7/1/35	1,500,000	1,607,430

		38,220,668

State General Obligation Bond – 3.32%
Commonwealth of Pennsylvania
5.00% 9/15/26	3,340,000	4,155,160
5.00% 7/15/28	3,255,000	4,198,852
5.00% 7/15/29	5,000,000	6,568,800

		14,922,812

Transportation Revenue Bonds – 8.16%
Delaware River Joint Toll Bridge Commission
(Pennsylvania - New Jersey) 5.00% 7/1/47	5,000,000	6,086,000
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,825,150
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,444,300
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/23	2,450,000	2,842,417
Series A 5.00% 12/1/49	2,000,000	2,492,300
Series C 5.00% 12/1/44	5,000,000	5,763,900
Philadelphia Airport Revenue
Series A 5.00% 7/1/47	3,750,000	4,540,313
Series B 5.00% 7/1/47 (AMT)	3,000,000	3,560,760
Susquehanna Area Regional Airport Authority Revenue
5.00% 1/1/35 (AMT)	800,000	943,184
5.00% 1/1/38 (AMT)	1,000,000	1,169,270

		36,667,594

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 4.58%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	$2,834,378
Bucks County Water & Sewer Authority
5.00% 12/1/28 (AGM)	1,000,000	1,277,830
Series A 5.00% 12/1/37 (AGM)	780,000	917,046
Series A 5.00% 12/1/40 (AGM)	1,000,000	1,173,200
Philadelphia Water & Wastewater Revenue
5.00% 11/1/28	4,500,000	5,024,115
Series A 5.00% 7/1/45	2,500,000	2,849,225
Series A 5.25% 10/1/52	1,000,000	1,223,010
Pittsburgh Water & Sewer Authority
(Subordinate Revenue Refunding Bonds)
Series B 4.00% 9/1/34 (AGM)	1,000,000	1,175,190
Series B 4.00% 9/1/35 (AGM)	300,000	349,902
Series B 5.00% 9/1/32 (AGM)	1,500,000	2,035,845
Series B 5.00% 9/1/33 (AGM)	1,250,000	1,719,100

		20,578,841

Total Municipal Bonds (cost $413,530,691)		447,487,115

Short-Term Investment – 0.36%

Variable Rate Demand Note – 0.36%¤
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (The Children’s Hospital of Philadelphia Project) Series A 1.36% 7/1/41 (SPA - Wells Fargo Bank N.A.)	1,600,000	1,600,000

Total Short-Term Investment (cost $1,600,000)		1,600,000

Total Value of Securities – 99.96% (cost $415,130,691)		$449,087,115

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2019, the aggregate value of Rule 144A securities was $17,628,730, which represents 3.92% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2019.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Summary of abbreviations:

AGC	– Insured by Assured Guaranty Corporation
AGM	– Insured by Assured Guaranty Municipal Corporation
AMT	– Subject to Alternative Minimum Tax
BAM	– Insured by Build America Mutual Assurance
FHA	– Federal Housing Administration
HUD	– Housing and Urban Development Section 8
N.A.	– National Association
SPA	– Stand-by Purchase Agreement
USD	– US Dollar

See accompanying notes, which are an integral part of the financial statements.

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Statements of assets and liabilities
August 31, 2019

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$78,686,102	$100,250,577	$226,837,909
Cash	44,208	28,398	—
Interest receivable	664,337	1,153,418	2,270,024
Receivable for fund shares sold	1,000	85,247	326,049
Receivable for securities sold	—	110,814	—

Total assets	79,395,647	101,628,454	229,433,982

Liabilities:
Cash due to custodian	—	—	8,200
Distribution payable	56,869	77,709	162,344
Payable for fund shares redeemed	2,000	5,561	13,905
Payable for securities purchased	—	3,058,850	9,254,160
Distribution fees payable to affiliates	15,804	19,174	43,992
Accounting and administration expenses payable to non-affiliates	15,561	15,805	17,216
Investment management fees payable to affiliates	14,365	25,980	72,718
Reports and statements to shareholders expenses payable to non-affiliates	6,934	7,754	12,746
Audit and tax fees payable	5,500	5,500	5,500
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	4,582	6,546	15,052
Other accrued expenses	2,940	3,567	6,376
Dividend disbursing and transfer agent fees and expenses payable to affiliates	660	832	1,825
Accounting and administration expenses payable to affiliates	593	658	1,039
Trustees’ fees and expenses payable	578	733	1,598
Legal fees payable to affiliates	118	150	328
Reports and statements to shareholders expenses payable to affiliates	37	46	102

Total liabilities	126,541	3,228,865	9,617,101

Total Net Assets	$79,269,106	$98,399,589	$219,816,881

Net Assets Consist of:
Paid-in capital	$74,165,118	$90,178,416	$207,590,779
Total distributable earnings (loss)	5,103,988	8,221,173	12,226,102

Total Net Assets	$79,269,106	$98,399,589	$219,816,881

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value
Class A:
Net assets	$62,033,479	$42,203,248	$167,135,818
Shares of beneficial interest outstanding, unlimited authorization, no par	5,302,432	3,378,049	14,557,262
Net asset value per share	$11.70	$12.49	$11.48
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.25	$13.08	$12.02

Class C:
Net assets	$3,100,035	$11,550,986	$10,363,583
Shares of beneficial interest outstanding, unlimited authorization, no par	264,305	922,959	900,320
Net asset value per share	$11.73	$12.52	$11.51

Institutional Class:
Net assets	$14,135,592	$44,645,355	$42,317,480
Shares of beneficial interest outstanding, unlimited authorization, no par	1,208,164	3,573,560	3,686,020
Net asset value per share	$11.70	$12.49	$11.48

[1] Investments, at cost	$73,555,561	$92,719,996	$211,767,947

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$102,026,231	$88,420,905	$449,087,115
Cash	40	32,642	25,904
Interest receivable	1,376,817	819,752	5,201,367
Receivable for securities sold	259,803	—	—
Receivable for fund shares sold	30,554	68,333	244,734

Total assets	103,693,445	89,341,632	454,559,120

Liabilities:
Distribution payable	74,755	63,572	334,278
Payable for fund shares redeemed	10,539	6,312	445,292
Payable for securities purchased	—	318,588	4,152,748
Investment management fees payable to affiliates	31,296	11,553	159,227
Distribution fees payable to affiliates	22,952	19,068	98,825
Accounting and administration expenses payable to non-affiliates	15,849	15,674	19,951
Reports and statements to shareholders expenses payable to non-affiliates	8,103	7,206	25,725
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	6,281	7,047	30,099
Audit and tax fees payable	5,500	5,500	5,500
Other accrued expenses	3,583	4,686	6,831
Dividend disbursing and transfer agent fees and expenses payable to affiliates	863	740	3,752
Trustees’ fees and expenses payable	759	651	3,293
Accounting and administration expenses payable to affiliates	670	623	1,777
Legal fees payable to affiliates	156	133	675
Reports and statements to shareholders expenses payable to affiliates	48	41	208

Total liabilities	181,354	461,394	5,288,181

Total Net Assets	$103,512,091	$88,880,238	$449,270,939

Net Assets Consist of:
Paid-in capital	$101,913,843	$83,233,158	$412,981,204
Total distributable earnings (loss)	1,598,248	5,647,080	36,289,735

Total Net Assets	$103,512,091	$88,880,238	$449,270,939

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$55,479,683	$36,058,213	$376,964,508
Shares of beneficial interest outstanding, unlimited authorization, no par	4,762,553	3,041,145	45,681,091
Net asset value per share	$11.65	$11.86	$8.25
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.20	$12.42	$8.64

Class C:
Net assets	$12,875,008	$13,459,016	$25,065,003
Shares of beneficial interest outstanding, unlimited authorization, no par	1,106,123	1,137,991	3,036,484
Net asset value per share	$11.64	$11.83	$8.25

Institutional Class:
Net assets	$35,157,400	$39,363,009	$47,241,428
Shares of beneficial interest outstanding, unlimited authorization, no par	3,017,497	3,321,318	5,728,762
Net asset value per share	$11.65	$11.85	$8.25

[1] Investments, at cost	$95,950,859	$82,808,979	$415,130,691

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year ended August 31, 2019

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,120,149	$3,996,396	$8,472,132

Expenses:
Management fees	377,982	525,615	1,122,959
Distribution expenses — Class A	151,757	117,197	404,731
Distribution expenses — Class C	30,869	117,099	101,410
Accounting and administration expenses	54,997	58,561	77,952
Audit and tax fees	46,673	46,673	46,673
Dividend disbursing and transfer agent fees and expenses	41,385	53,161	117,008
Registration fees	19,902	13,856	15,205
Reports and statements to shareholders expenses	15,936	17,000	27,387
Legal fees	5,928	5,996	14,066
Trustees’ fees and expenses	4,348	5,495	11,729
Custodian fees	2,537	3,321	6,162
Other	14,771	18,046	24,053

	767,085	982,020	1,969,335
Less expenses waived	(137,327)	(200,878)	(257,273)
Less expenses paid indirectly	(1,030)	(1,752)	(1,436)

Total operating expenses	628,728	779,390	1,710,626

Net Investment Income	2,491,421	3,217,006	6,761,506

Net Realized and Unrealized Gain:
Net realized gain	393,695	685,110	680,050
Net change in unrealized appreciation (depreciation) of investments	2,638,928	3,465,712	7,595,228

Net Realized and Unrealized Gain	3,032,623	4,150,822	8,275,278

Net Increase in Net Assets Resulting from Operations	$5,524,044	$7,367,828	$15,036,784

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$3,912,789	$3,314,666	$18,833,228

Expenses:
Management fees	542,314	464,791	2,387,037
Distribution expenses — Class A	140,676	87,946	889,798
Distribution expenses — Class C	147,704	139,486	249,681
Accounting and administration expenses	59,103	56,588	118,989
Dividend disbursing and transfer agent fees and expenses	58,878	51,329	244,052
Audit and tax fees	46,673	46,673	46,673
Reports and statements to shareholders expenses	16,426	19,783	53,531
Registration fees	12,023	22,539	24,575
Legal fees	6,243	6,933	32,602
Trustees’ fees and expenses	5,675	4,849	24,979
Custodian fees	3,034	3,115	13,616
Other	15,280	19,347	34,355

	1,054,029	923,379	4,119,888
Less expenses waived	(163,052)	(229,466)	(343,463)
Less expenses paid indirectly	(1,136)	(1,556)	(5,767)

Total operating expenses	889,841	692,357	3,770,658

Net Investment Income	3,022,948	2,622,309	15,062,570

Net Realized and Unrealized Gain:
Net realized gain	124,264	585,562	2,465,773
Net change in unrealized appreciation (depreciation) of investments	3,691,615	3,228,074	14,954,570

Net Realized and Unrealized Gain	3,815,879	3,813,636	17,420,343

Net Increase in Net Assets Resulting from Operations	$6,838,827	$6,435,945	$32,482,913

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,491,421	$2,490,400
Net realized gain	393,695	379,155
Net change in unrealized appreciation (depreciation)	2,638,928	(2,032,054)

Net increase in net assets resulting from operations	5,524,044	837,501

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,967,135)	(2,075,708)
Class C	(76,738)	(115,956)
Institutional Class	(409,955)	(287,750)

	(2,453,828)	(2,479,414)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,955,388	4,543,493
Class C	480,567	428,738
Institutional Class	6,622,321	5,486,278

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,574,396	1,649,081
Class C	72,176	106,674
Institutional Class	386,192	266,147

	12,091,040	12,480,411

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(8,235,796)	$(8,330,769)
Class C	(701,906)	(2,522,165)
Institutional Class	(3,500,751)	(2,573,565)

	(12,438,453)	(13,426,499)

Decrease in net assets derived from capital share transactions	(347,413)	(946,088)

Net Increase (Decrease) in Net Assets	2,722,803	(2,588,001)

Net Assets:
Beginning of year	76,546,303	79,134,304

End of year[1]	$79,269,106	$76,546,303

[1]

Net Assets – End of year includes undistributed net investment income of $19,881 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(2,075,708)	$(115,956)	$(287,750)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,217,006	$3,236,364
Net realized gain	685,110	507,199
Net change in unrealized appreciation (depreciation)	3,465,712	(2,807,521)

Net increase in net assets resulting from operations	7,367,828	936,042

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,658,408)	(1,745,468)
Class C	(324,849)	(400,194)
Institutional Class	(1,388,704)	(1,100,024)

	(3,371,961)	(3,245,686)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,965,405	5,808,059
Class C	1,612,305	1,122,941
Institutional Class	24,977,510	11,785,738

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,478,640	1,550,043
Class C	268,745	344,098
Institutional Class	941,368	680,219

	32,243,973	21,291,098

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(17,173,906)	$(7,031,840)
Class C	(3,810,193)	(4,542,970)
Institutional Class	(15,995,310)	(7,025,452)

	(36,979,409)	(18,600,262)

Increase (decrease) in net assets derived from capital share transactions	(4,735,436)	2,690,836

Net Increase (Decrease) in Net Assets	(739,569)	381,192

Net Assets:
Beginning of year	99,139,158	98,757,966

End of year[1]	$98,399,589	$99,139,158

[1]

Net Assets – End of year includes undistributed net investment income of $18,763 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(1,745,468)	$(400,194)	$(1,100,024)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,761,506	$6,720,675
Net realized gain	680,050	124,725
Net change in unrealized appreciation (depreciation)	7,595,228	(4,554,837)

Net increase in net assets resulting from operations	15,036,784	2,290,563

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(5,362,602)	(5,512,421)
Class C	(259,844)	(376,689)
Institutional Class	(1,136,337)	(831,565)

	(6,758,783)	(6,720,675)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,480,175	16,867,445
Class C	1,296,364	1,730,260
Institutional Class	21,425,538	12,748,594

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,775,340	4,746,976
Class C	246,683	353,393
Institutional Class	1,026,471	731,288

	39,250,571	37,177,956

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(18,606,927)	$(19,482,166)
Class C	(2,489,442)	(6,807,914)
Institutional Class	(9,058,719)	(5,330,875)

	(30,155,088)	(31,620,955)

Increase in net assets derived from capital share transactions	9,095,483	5,557,001

Net Increase in Net Assets	17,373,484	1,126,889

Net Assets:
Beginning of year	202,443,397	201,316,508

End of year[1]	$219,816,881	$202,443,397

[1]

Net Assets – End of year includes undistributed net investment income of $352,558 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(5,512,421)	$(376,689)	$(831,565)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,022,948	$3,014,702
Net realized gain	124,264	294,775
Net change in unrealized appreciation (depreciation)	3,691,615	(2,885,211)

Net increase in net assets resulting from operations	6,838,827	424,266

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,747,356)	(1,888,287)
Class C	(348,293)	(543,768)
Institutional Class	(919,443)	(576,813)

	(3,015,092)	(3,008,868)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,186,079	5,531,468
Class C	981,176	1,325,139
Institutional Class	21,084,240	14,737,822

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,618,585	1,651,109
Class C	337,431	512,413
Institutional Class	786,152	496,728

	29,993,663	24,254,679

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,821,129)	$(14,113,035)
Class C	(6,549,156)	(12,991,897)
Institutional Class	(9,266,863)	(5,605,597)

	(28,637,148)	(32,710,529)

Increase (decrease) in net assets derived from capital share transactions	1,356,515	(8,455,850)

Net Increase (Decrease) in Net Assets	5,180,250	(11,040,452)

Net Assets:
Beginning of year	98,331,841	109,372,293

End of year[1]	$103,512,091	$98,331,841

[1]

Net Assets – End of year includes distributions in excess of net investment income of $16,709 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(1,888,287)	$(543,768)	$(576,813)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,622,309	$2,699,074
Net realized gain	585,562	176,041
Net change in unrealized appreciation (depreciation)	3,228,074	(2,366,192)

Net increase in net assets resulting from operations	6,435,945	508,923

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(1,100,376)	(1,233,582)
Class C	(331,625)	(388,892)
Institutional Class	(1,194,609)	(1,091,556)

	(2,626,610)	(2,714,030)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,693,985	5,120,312
Class C	1,503,175	2,254,999
Institutional Class	16,439,856	8,726,165

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,011,485	1,130,238
Class C	232,362	299,712
Institutional Class	1,065,959	968,692

	26,946,822	18,500,118

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(11,304,145)	$(7,776,362)
Class C	(3,817,643)	(4,270,778)
Institutional Class	(12,814,924)	(8,099,299)

	(27,936,712)	(20,146,439)

Decrease in net assets derived from capital share transactions	(989,890)	(1,646,321)

Net Increase (Decrease) in Net Assets	2,819,445	(3,851,428)

Net Assets:
Beginning of year	86,060,793	89,912,221

End of year[1]	$88,880,238	$86,060,793

[1]

Net Assets – End of year includes distributions in excess of net investment income of $650 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(1,233,582)	$(388,892)	$(1,091,556)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/19	8/31/18

Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,062,570	$15,788,290
Net realized gain	2,465,773	469,560
Net change in unrealized appreciation (depreciation)	14,954,570	(12,352,389)

Net increase in net assets resulting from operations	32,482,913	3,905,461

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(12,803,560)	(13,755,590)
Class C	(683,223)	(877,582)
Institutional Class	(1,575,787)	(1,441,931)

	(15,062,570)	(16,075,103)

Capital Share Transactions:
Proceeds from shares sold:
Class A	30,339,814	28,325,061
Class C	2,951,101	2,076,171
Institutional Class	19,813,229	16,590,343

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	11,094,776	11,749,727
Class C	645,844	840,401
Institutional Class	1,355,377	1,235,791

	66,200,141	60,817,494

	Year ended
	8/31/19	8/31/18

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(57,138,828)	$(50,721,030)
Class C	(5,875,403)	(8,984,224)
Institutional Class	(17,175,868)	(8,774,119)

	(80,190,099)	(68,479,373)

Decrease in net assets derived from capital share transactions	(13,989,958)	(7,661,879)

Net Increase (Decrease) in Net Assets	3,430,385	(19,831,521)

Net Assets:
Beginning of period	445,840,554	465,672,075

End of period[1]	$449,270,939	$445,840,554

[1]

Net Assets – End of period includes distributions in excess of net investment income of $108,965 in 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended Aug. 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 10 in “Notes to financial statements”). For the year ended Aug. 31, 2018, the dividends and distributions to shareholders were as follows:

	Class A	Class C	Institutional Class

Dividends from net investment income	$(13,512,474)	$(857,030)	$(1,418,785)
Distributions from net realized gain	(243,116)	(20,552)	(23,146)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.24	$11.48	$11.83	$11.44	$11.45

0.37	0.36	0.37	0.38	0.38
0.46	(0.24)	(0.35)	0.39	(0.01)

0.83	0.12	0.02	0.77	0.37

(0.37)	(0.36)	(0.37)	(0.38)	(0.38)

(0.37)	(0.36)	(0.37)	(0.38)	(0.38)

$11.70	$11.24	$11.48	$11.83	$11.44

7.51%	1.11%	0.24%	6.79%	3.24%

$62,033	$63,327	$66,839	$74,556	$77,085
0.84%	0.84%	0.84%	0.84%	0.85%
1.02%	1.00%	0.97%	0.96%	0.97%
3.29%	3.23%	3.25%	3.23%	3.28%
3.11%	3.07%	3.12%	3.11%	3.16%
31%	6%	9%	14%	12%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period.

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.27	$11.51	$11.87	$11.47	$11.48

0.28	0.28	0.29	0.29	0.29
0.46	(0.24)	(0.37)	0.40	(0.01)

0.74	0.04	(0.08)	0.69	0.28

(0.28)	(0.28)	(0.28)	(0.29)	(0.29)

(0.28)	(0.28)	(0.28)	(0.29)	(0.29)

$11.73	$11.27	$11.51	$11.87	$11.47

6.70%	0.36%	(0.59% )	6.07%	2.47%

$3,100	$3,122	$5,215	$6,816	$6,747
1.59%	1.59%	1.59%	1.59%	1.60%
1.77%	1.75%	1.72%	1.71%	1.72%
2.54%	2.48%	2.50%	2.48%	2.54%
2.36%	2.32%	2.37%	2.36%	2.42%
31%	6%	9%	14%	12%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.24	$11.48	$11.84	$11.44	$11.45

0.39	0.39	0.40	0.41	0.41
0.46	(0.24)	(0.36)	0.39	(0.01)

0.85	0.15	0.04	0.80	0.40

(0.39)	(0.39)	(0.40)	(0.40)	(0.41)

(0.39)	(0.39)	(0.40)	(0.40)	(0.41)

$11.70	$11.24	$11.48	$11.84	$11.44

7.78%	1.36%	0.40%	7.14%	3.49%

$14,136	$10,097	$7,080	$3,645	$744
0.59%	0.59%	0.59%	0.59%	0.60%
0.77%	0.75%	0.72%	0.71%	0.72%
3.54%	3.48%	3.50%	3.48%	3.54%
3.36%	3.32%	3.37%	3.36%	3.42%
31%	6%	9%	14%	12%

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.98	$12.26	$12.60	$12.11	$12.08

0.40	0.40	0.41	0.43	0.42
0.53	(0.28)	(0.34)	0.48	0.03

0.93	0.12	0.07	0.91	0.45

(0.40)	(0.40)	(0.41)	(0.42)	(0.42)
(0.02)	—	—	—	—

(0.42)	(0.40)	(0.41)	(0.42)	(0.42)

$12.49	$11.98	$12.26	$12.60	$12.11

7.99%	1.00%	0.63%	7.67%	3.73%

$42,203	$53,171	$54,076	$63,284	$60,550
0.82%	0.82%	0.82%	0.82%	0.83%
1.03%	1.02%	1.01%	1.01%	1.01%
3.36%	3.30%	3.36%	3.43%	3.42%
3.15%	3.10%	3.17%	3.24%	3.24%
32%	16%	27%	18%	24%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$12.00	$12.28	$12.62	$12.13	$12.10

0.32	0.31	0.32	0.33	0.33
0.54	(0.28)	(0.34)	0.49	0.02

0.86	0.03	(0.02)	0.82	0.35

(0.32)	(0.31)	(0.32)	(0.33)	(0.32)
(0.02)	—	—	—	—

(0.34)	(0.31)	(0.32)	(0.33)	(0.32)

$12.52	$12.00	$12.28	$12.62	$12.13

7.26%	0.25%	(0.12% )	6.86%	2.95%

$11,551	$13,015	$16,473	$18,827	$15,853
1.57%	1.57%	1.57%	1.57%	1.58%
1.78%	1.77%	1.76%	1.76%	1.76%
2.61%	2.55%	2.61%	2.68%	2.67%
2.40%	2.35%	2.42%	2.49%	2.49%
32%	16%	27%	18%	24%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.98	$12.26	$12.60	$12.11	$12.08

0.43	0.43	0.44	0.46	0.45
0.53	(0.28)	(0.34)	0.49	0.03

0.96	0.15	0.10	0.95	0.48

(0.43)	(0.43)	(0.44)	(0.46)	(0.45)
(0.02)	—	—	—	—

(0.45)	(0.43)	(0.44)	(0.46)	(0.45)

$12.49	$11.98	$12.26	$12.60	$12.11

8.25%	1.26%	0.89%	7.94%	3.98%

$44,646	$32,953	$28,209	$17,410	$10,308
0.57%	0.57%	0.57%	0.57%	0.58%
0.78%	0.77%	0.76%	0.76%	0.76%
3.61%	3.55%	3.61%	3.68%	3.67%
3.40%	3.35%	3.42%	3.49%	3.49%
32%	16%	27%	18%	24%

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.04	$11.28	$11.65	$11.24	$11.32

0.37	0.37	0.39	0.40	0.40
0.44	(0.24)	(0.37)	0.41	(0.08)

0.81	0.13	0.02	0.81	0.32

(0.37)	(0.37)	(0.39)	(0.40)	(0.40)

(0.37)	(0.37)	(0.39)	(0.40)	(0.40)

$11.48	$11.04	$11.28	$11.65	$11.24

7.48%	1.22%	0.26%	7.33%	2.87%

$167,136	$164,087	$165,554	$182,764	$174,078
0.84%	0.84%	0.84%	0.84%	0.85%
0.97%	0.97%	0.96%	0.96%	0.97%
3.31%	3.36%	3.48%	3.50%	3.54%
3.18%	3.23%	3.36%	3.38%	3.42%
16%	6%	17%	6%	10%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.07	$11.31	$11.68	$11.27	$11.35

0.29	0.29	0.31	0.32	0.32
0.44	(0.24)	(0.37)	0.41	(0.08)

0.73	0.05	(0.06)	0.73	0.24

(0.29)	(0.29)	(0.31)	(0.32)	(0.32)

(0.29)	(0.29)	(0.31)	(0.32)	(0.32)

$11.51	$11.07	$11.31	$11.68	$11.27

6.67%	0.47%	(0.48% )	6.52%	2.10%

$10,364	$10,923	$15,975	$16,461	$12,192
1.59%	1.59%	1.59%	1.59%	1.60%
1.72%	1.72%	1.71%	1.71%	1.72%
2.56%	2.61%	2.73%	2.75%	2.79%
2.43%	2.48%	2.61%	2.63%	2.67%
16%	6%	17%	6%	10%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.04	$11.28	$11.65	$11.24	$11.32

0.40	0.40	0.42	0.43	0.43
0.44	(0.24)	(0.37)	0.41	(0.08)

0.84	0.16	0.05	0.84	0.35

(0.40)	(0.40)	(0.42)	(0.43)	(0.43)

(0.40)	(0.40)	(0.42)	(0.43)	(0.43)

$11.48	$11.04	$11.28	$11.65	$11.24

7.74%	1.47%	0.51%	7.60%	3.13%

$42,317	$27,433	$19,788	$12,211	$5,102
0.59%	0.59%	0.59%	0.59%	0.60%
0.72%	0.72%	0.71%	0.71%	0.72%
3.56%	3.61%	3.73%	3.75%	3.79%
3.43%	3.48%	3.61%	3.63%	3.67%
16%	6%	17%	6%	10%

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.21	$11.49	$11.79	$11.51	$11.56

0.35	0.34	0.35	0.36	0.37
0.44	(0.28)	(0.30)	0.28	(0.06)

0.79	0.06	0.05	0.64	0.31

(0.35)	(0.34)	(0.35)	(0.36)	(0.36)

(0.35)	(0.34)	(0.35)	(0.36)	(0.36)

$11.65	$11.21	$11.49	$11.79	$11.51

7.19%	0.56%	0.47%	5.66%	2.76%

$55,480	$59,425	$67,907	$70,306	$75,163
0.86%	0.86%	0.86%	0.86%	0.88%
1.03%	1.01%	1.00%	0.99%	1.00%
3.11%	3.04%	3.03%	3.11%	3.17%
2.94%	2.89%	2.89%	2.98%	3.05%
14%	11%	10%	11%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.20	$11.48	$11.78	$11.50	$11.55

0.27	0.26	0.26	0.27	0.28
0.44	(0.28)	(0.30)	0.28	(0.05)

0.71	(0.02)	(0.04)	0.55	0.23

(0.27)	(0.26)	(0.26)	(0.27)	(0.28)

(0.27)	(0.26)	(0.26)	(0.27)	(0.28)

$11.64	$11.20	$11.48	$11.78	$11.50

6.40%	(0.19% )	(0.29% )	4.88%	1.99%

$12,875	$17,597	$29,375	$30,834	$28,557
1.61%	1.61%	1.61%	1.61%	1.63%
1.78%	1.76%	1.75%	1.74%	1.75%
2.36%	2.29%	2.28%	2.36%	2.42%
2.19%	2.14%	2.14%	2.23%	2.30%
14%	11%	10%	11%	7%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:

Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:

Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.21	$11.49	$11.79	$11.51	$11.57

0.38	0.37	0.37	0.39	0.40
0.44	(0.28)	(0.29)	0.28	(0.07)

0.82	0.09	0.08	0.67	0.33

(0.38)	(0.37)	(0.38)	(0.39)	(0.39)

(0.38)	(0.37)	(0.38)	(0.39)	(0.39)

$11.65	$11.21	$11.49	$11.79	$11.51

7.46%	0.82%	0.71%	5.92%	2.92%

$35,157	$21,310	$12,090	$10,248	$2,588
0.61%	0.61%	0.61%	0.61%	0.63%
0.78%	0.76%	0.75%	0.74%	0.75%
3.36%	3.29%	3.28%	3.36%	3.42%
3.19%	3.14%	3.14%	3.23%	3.30%
14%	11%	10%	11%	7%

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:

Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.33	$11.62	$11.98	$11.48	$11.46

0.36	0.36	0.35	0.36	0.37
0.53	(0.29)	(0.35)	0.50	0.02

0.89	0.07	—	0.86	0.39

(0.36)	(0.36)	(0.36)	(0.36)	(0.37)

(0.36)	(0.36)	(0.36)	(0.36)	(0.37)

$11.86	$11.33	$11.62	$11.98	$11.48

8.00%	0.60%	0.05%	7.57%	3.41%

$36,058	$38,139	$40,647	$55,418	$51,708
0.80%	0.80%	0.80%	0.80%	0.83%
1.07%	1.08%	1.03%	1.02%	1.07%
3.12%	3.10%	3.04%	3.06%	3.18%
2.85%	2.82%	2.81%	2.84%	2.94%
21%	10%	14%	8%	6%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.30	$11.59	$11.95	$11.45	$11.44

0.27	0.27	0.26	0.27	0.28
0.53	(0.29)	(0.35)	0.50	0.01

0.80	(0.02)	(0.09)	0.77	0.29

(0.27)	(0.27)	(0.27)	(0.27)	(0.28)

(0.27)	(0.27)	(0.27)	(0.27)	(0.28)

$11.83	$11.30	$11.59	$11.95	$11.45

7.20%	(0.16% )	(0.71% )	6.78%	2.55%

$13,459	$14,941	$17,073	$20,899	$17,825
1.55%	1.55%	1.55%	1.55%	1.58%
1.82%	1.83%	1.78%	1.77%	1.82%
2.37%	2.35%	2.29%	2.31%	2.43%
2.10%	2.07%	2.06%	2.09%	2.19%
21%	10%	14%	8%	6%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/19	8/31/18	8/31/17	8/31/16	8/31/15

$11.33	$11.61	$11.97	$11.47	$11.46

0.38	0.39	0.38	0.39	0.40
0.52	(0.28)	(0.35)	0.50	0.01

0.90	0.11	0.03	0.89	0.41

(0.38)	(0.39)	(0.39)	(0.39)	(0.40)

(0.38)	(0.39)	(0.39)	(0.39)	(0.40)

$11.85	$11.33	$11.61	$11.97	$11.47

8.17%	0.93%	0.29%	7.84%	3.58%

$39,363	$32,981	$32,192	$19,929	$12,667
0.55%	0.55%	0.55%	0.55%	0.58%
0.82%	0.83%	0.78%	0.77%	0.82%
3.37%	3.35%	3.29%	3.31%	3.43%
3.10%	3.07%	3.06%	3.09%	3.19%
21%	10%	14%	8%	6%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$7.93	$8.14	$8.39	$8.15	$8.16

0.28	0.28	0.28	0.29	0.29
0.32	(0.20)	(0.25)	0.24	(0.01)

0.60	0.08	0.03	0.53	0.28

(0.28)	(0.28)	(0.28)	(0.29)	(0.29)
—	(0.01)	—	—	—

(0.28)	(0.29)	(0.28)	(0.29)	(0.29)

$8.25	$7.93	$8.14	$8.39	$8.15

7.72%	0.93%	0.48%	6.60%	3.45%

$376,965	$378,038	$399,001	$439,379	$441,904
0.85%	0.88%	0.88%	0.88%	0.89%
0.93%	0.93%	0.94%	0.94%	0.95%
3.49%	3.48%	3.51%	3.50%	3.51%
3.41%	3.43%	3.45%	3.44%	3.45%
23%	19%	15%	14%	13%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$7.93	$8.14	$8.39	$8.15	$8.16

0.22	0.22	0.22	0.23	0.23
0.32	(0.20)	(0.25)	0.24	(0.01)

0.54	0.02	(0.03)	0.47	0.22

(0.22)	(0.22)	(0.22)	(0.23)	(0.23)
—	(0.01)	—	—	—

(0.22)	(0.23)	(0.22)	(0.23)	(0.23)

$8.25	$7.93	$8.14	$8.39	$8.15

6.91%	0.16%	(0.27% )	5.79%	2.67%

$25,065	$26,376	$33,298	$36,215	$32,799
1.61%	1.64%	1.64%	1.64%	1.65%
1.69%	1.69%	1.70%	1.70%	1.71%
2.73%	2.72%	2.75%	2.74%	2.75%
2.65%	2.67%	2.69%	2.68%	2.69%
23%	19%	15%	14%	13%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/19	8/31/18	8/31/17	8/31/16	8/31/15
$7.92	$8.13	$8.38	$8.14	$8.16

0.30	0.30	0.30	0.31	0.31
0.33	(0.20)	(0.25)	0.24	(0.02)

0.63	0.10	0.05	0.55	0.29

(0.30)	(0.30)	(0.30)	(0.31)	(0.31)
—	(0.01)	—	—	—

(0.30)	(0.31)	(0.30)	(0.31)	(0.31)

$8.25	$7.92	$8.13	$8.38	$8.14

8.12%	1.16%	0.73%	6.86%	3.57%

$47,241	$41,427	$33,373	$26,372	$16,740
0.61%	0.64%	0.64%	0.64%	0.65%
0.69%	0.69%	0.70%	0.70%	0.71%
3.73%	3.72%	3.75%	3.74%	3.75%
3.65%	3.67%	3.69%	3.68%	3.69%
23%	19%	15%	14%	13%

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds	August 31, 2019

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series:

Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each referred to as a Trust, or collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended Aug. 31, 2019 and for all open tax years (years ended Aug. 31, 2016–Aug. 31, 2018), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statements of operations.” During the year ended Aug. 31, 2019, the Funds did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

$985	$1,715	$1,323	$1,085	$1,519	$5,456

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Aug. 31, 2019, each Fund earned the following amounts under this arrangement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

$45	$37	$113	$51	$37	$311

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the following percentages of each Fund’s average daily net assets from Sept. 1, 2018 through Aug. 31, 2019.* These expense waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets Sept. 1, 2018 through Dec. 27, 2018	0.59%	0.57%	0.59%	0.61%	0.55%	0.64%
Operating expense limitation as a percentage of average daily net assets Dec. 28, 2018 through Aug. 31, 2019	0.59%	0.57%	0.59%	0.61%	0.55%	0.59%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$6,862	$7,617	$11,728	$7,732	$7,199	$20,428

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended Aug. 31, 2019, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$6,253	$7,883	$16,993	$8,182	$6,994	$35,838

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Prior to Dec. 28, 2018, the blended rate was 0.25% of average daily net assets. Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2019, each Fund was charged for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$2,132	$2,686	$5,679	$2,757	$2,376	$12,010

For the year ended Aug. 31, 2019, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,476	$2,763	$21,203	$11,604	$3,059	$26,285

For the year ended Aug. 31, 2019, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$ —	$ —	$ —	$ —	$4,874	$ —
Class C	510	15	285	1,378	—	395

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

Cross trades for the year ended Aug. 31, 2019, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2019, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$1,400,967	$900,455	$1,155,444	$1,253,250	$—	$3,151,798
Sales	1,551,064	1,900,427	550,380	1,034,055	1,350,606	13,837,037
Net realized gain (loss)	—	—	—	5,491	—	26,827
*The aggregate contractual waiver period covering this report is from Dec. 29, 2017 through Dec. 28, 2019.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

3. Investments

For the year ended Aug. 31, 2019, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$23,735,273	$30,036,170	$48,740,830	$15,181,191	$17,738,091	$98,825,718
Sales	22,987,067	33,075,508	31,445,240	13,617,174	19,648,535	107,417,766

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Aug. 31, 2019, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$73,373,688	$92,710,307	$211,766,195	$95,920,040	$82,803,165	$415,130,691

Aggregate unrealized appreciation of investments	$5,312,414	$7,565,814	$15,071,714	$6,106,191	$5,632,534	$33,956,424
Aggregate unrealized depreciation of investments	—	(25,544)	—	—	(14,794)	—

Net unrealized appreciation of investments	$5,312,414	$7,540,270	$15,071,714	$6,106,191	$5,617,740	$33,956,424

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2019:

Delaware Tax-Free Arizona Fund

Level 2

Securities

Assets:
Municipal Bonds	$78,486,102
Short-Term Investments	200,000

Total Value of Securities	$78,686,102

Delaware Tax-Free California Fund

Level 2

Securities

Assets:
Municipal Bonds	$99,550,577
Short-Term Investments	700,000

Total Value of Securities	$100,250,577

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

3. Investments (continued)

	Delaware Tax-Free Colorado Fund

	Level 1	Level 2	Total

Securities

Assets:
Municipal Bonds	$—	$224,607,072	$224,607,072
Short-Term Investments[1]	540,837	1,690,000	2,230,837

Total Value of Securities	$540,837	$226,297,072	$226,837,909

	Delaware Tax-Free Idaho Fund

	Level 1	Level 2	Total

Securities

Assets:
Municipal Bonds	$—	$101,689,203	$101,689,203
Short-Term Investments[1]	112,028	225,000	337,028

Total Value of Securities	$112,028	$101,914,203	$102,026,231

Delaware Tax-Free New York Fund

Level 2

Securities

Assets:
Municipal Bonds	$87,820,905
Short-Term Investments	600,000

Total Value of Securities	$88,420,905

Delaware Tax-Free Pennsylvania Fund

Level 2

Securities

Assets:
Municipal Bonds	$447,487,115
Short-Term Investments	1,600,000

Total Value of Securities	$449,087,115

[1]

Security type is valued across multiple levels. Level 1 investments represent open-end investment company investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund
Level 1	24.24%	33.24%
Level 2	75.76%	66.76%

Total	100.00%	100.00%

During the year ended Aug. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. During the year ended Aug. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2019 and 2018 were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/19
Tax-exempt income	$2,453,828	$3,230,687	$6,757,874	$3,015,084	$2,626,610	$15,062,570
Ordinary income	—	—	909	8	—	—
Long-term capital gains	—	141,274	—	—	—	—

Total	$2,453,828	$3,371,961	$6,758,783	$3,015,092	$2,626,610	$15,062,570

Year ended 8/31/18
Tax-exempt income	$2,479,414	$3,234,507	$6,719,815	$3,008,868	$2,707,774	$15,788,289
Ordinary income	—	11,179	860	—	6,256	—
Long-term capital gains	—	—	—	—	—	286,814

Total	$2,479,414	$3,245,686	$6,720,675	$3,008,868	$2,714,030	$16,075,103

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2019, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$74,165,118	$90,178,416	$207,590,779	$101,913,843	$83,233,158	$412,981,204
Undistributed tax-exempt income	76,750	95,985	514,902	58,046	62,922	225,313
Undistributed ordinary income	—	130,030	—	—	—	—
Undistributed long-term capital gains	—	532,597	—	—	29,990	2,442,276
Distributions payable	(56,869)	(77,709)	(162,344)	(74,755)	(63,572)	(334,278)
Capital loss carryforwards	(228,307)	—	(3,198,170)	(4,491,234)	—	—
Unrealized appreciation of investments	5,312,414	7,540,270	15,071,714	6,106,191	5,617,740	33,956,424

Net assets	$79,269,106	$98,399,589	$219,816,881	$103,512,091	$88,880,238	$449,270,939

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments and dividends payable, as applicable.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Aug. 31, 2019, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund
$394,053	$681,021	$124,933	$549,357

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At Aug. 31, 2019, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Tax-Free Arizona Fund	$95,504	$132,803	$228,307
Delaware Tax-Free Colorado Fund	3,090,657	107,513	3,198,170
Delaware Tax-Free Idaho Fund	1,825,182	2,666,052	4,491,234

At Aug. 31, 2019, there were no capital loss carryforwards for Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund

	Year ended		Year ended		Year ended

	8/31/19	8/31/18	8/31/19	8/31/18	8/31/19	8/31/18
Shares sold:
Class A	262,361	401,414	246,328	481,529	946,719	1,516,496
Class C	42,564	37,968	135,650	92,304	115,864	154,631
Institutional Class	589,377	484,339	2,089,874	976,452	1,931,423	1,145,931
Shares issued upon reinvestment of dividends and distributions:
Class A	139,629	145,750	123,662	128,458	430,740	426,365
Class C	6,385	9,402	22,436	28,460	22,232	31,641
Institutional Class	34,201	23,553	78,502	56,412	92,420	65,726

	1,074,517	1,102,426	2,696,452	1,763,615	3,539,398	3,340,790

Shares redeemed:
Class A	(735,173)	(735,408)	(1,431,252)	(581,599)	(1,685,496)	(1,750,927)
Class C	(61,785)	(223,437)	(319,827)	(377,386)	(224,664)	(611,405)
Institutional Class	(313,916)	(226,311)	(1,346,002)	(582,597)	(823,168)	(480,166)

	(1,110,874)	(1,185,156)	(3,097,081)	(1,541,582)	(2,733,328)	(2,842,498)

Net increase (decrease)	(36,357)	(82,730)	(400,629)	222,033	806,070	498,292

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund

	Year ended		Year ended		Year ended

	8/31/19	8/31/18	8/31/19	8/31/18	8/31/19	8/31/18
Shares sold:
Class A	459,129	491,709	591,017	446,716	3,832,279	3,540,085
Class C	86,983	116,633	133,092	196,498	371,898	257,821
Institutional Class	1,875,734	1,301,911	1,449,261	762,592	2,517,108	2,068,244
Shares issued upon reinvestment of dividends and distributions:
Class A	143,675	146,253	88,863	98,908	1,397,399	1,467,605
Class C	30,006	45,404	20,484	26,286	81,414	104,907
Institutional Class	69,543	44,060	93,585	84,790	170,595	154,540

	2,665,070	2,145,970	2,376,302	1,615,790	8,370,693	7,593,202

Shares redeemed:
Class A	(1,140,741)	(1,248,164)	(1,003,925)	(679,446)	(7,228,804)	(6,343,711)
Class C	(581,720)	(1,149,919)	(337,176)	(374,553)	(742,301)	(1,126,446)
Institutional Class	(828,173)	(497,691)	(1,133,073)	(708,326)	(2,187,569)	(1,096,801)

	(2,550,634)	(2,895,774)	(2,474,174)	(1,762,325)	(10,158,674)	(8,566,958)

Net increase (decrease)	114,436	(749,804)	(97,872)	(146,535)	(1,787,981)	(973,756)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and the “Statements of changes in net assets.” For the years ended Aug. 31, 2019 and 2018, the Funds had the following exchange transactions:

			Year ended
			8/31/19

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free California Fund	94,289	4,281	—	98,582	$1,213,599
Delaware Tax-Free Colorado Fund	10,452	5,036	4,754	10,763	172,380
Delaware Tax-Free Idaho Fund	19,800	—	—	19,815	226,175
Delaware Tax-Free New York Fund	6,590	—	—	6,591	73,949
Delaware Tax-Free Pennsylvania Fund	83,022	15,097	15,121	83,103	778,069

			Year ended
			8/31/18

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Arizona Fund	—	35,940	36,057	—	$405,639
Delaware Tax-Free California Fund	—	31,170	31,265	—	374,556
Delaware Tax-Free Colorado Fund	25,842	65,040	65,280	25,862	1,012,424
Delaware Tax-Free Idaho Fund	70,345	75,131	75,134	70,345	1,632,222
Delaware Tax-Free New York Fund	—	2,096	2,095	—	23,755
Delaware Tax-Free Pennsylvania Fund	234,332	340,876	331,960	243,871	4,583,905

Delaware Tax-Free Arizona Fund did not have any exchange transactions for the year ended Aug. 31, 2019.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Funds had no amounts outstanding as of Aug. 31, 2019, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

At Aug. 31, 2019, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
American Capital Access	1.26%	—	—	—	—	—
Assured Guaranty Corporation	—	—	1.04%	—	—	1.13%
Assured Guaranty Municipal Corporation	1.51%	1.49%	4.64%	8.47%	0.04%	3.88%
AMBAC Assurance Corporation	1.24%	—	—	—	—	—
Build America Mutual Assurance	—	0.64%	1.12%	—	1.52%	0.63%
National Public Finance Guarantee Corporation	—	0.92%	—	—	—	—

	4.01%	3.05%	6.80%	8.47%	1.56%	5.64%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Funds® by Macquarie state tax-free funds

10. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statements of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Funds’ financial statements.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2019, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the funds constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) as of August 31, 2019, the related statements of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2019 and each of the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 16, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Funds® by Macquarie state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2019, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	—	100.00%	100.00%
Delaware Tax-Free California Fund	4.19%	—	95.81%	100.00%
Delaware Tax-Free Colorado Fund	—	0.01%	99.99%	100.00%
Delaware Tax-Free Idaho Fund	—	—	100.00%	100.00%
Delaware Tax-Free New York Fund	—	—	100.00%	100.00%
Delaware Tax-Free Pennsylvania Fund	—	—	100.00%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 21-22, 2019

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 21-22, 2019 (continued)

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free New York Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Board consideration of Investment Advisory agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 21-22, 2019 (continued)

favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2019 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2019 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the

Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2019 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, each Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the Fund’s fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	59	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	59	None
(March 2004–Present)

Managing Member,	59	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	59	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)
President —	59	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–present)
Private Investor	59	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	59	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	59	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	59	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	59	Director; Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair; Member of Nominating,
Mergers & Acquisitions		Investments, and Audit
(January 2003–January 2006),		Committees for various
and Vice President		periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company		(2009–2017)

David F. Connor has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	59	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	59	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds ®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-Q or Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,400 for the fiscal year ended August 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,500 for the fiscal year ended August 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,500 for the fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,584 for the fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,955,000 and $11,748,000 for the registrant’s fiscal years ended August 31, 2019 and August 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

VOYAGEUR INSURED FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2019